                                                                       EXHIBIT A


                      [FORM OF FACE OF RESTRICTED SECURITY]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY PERSON EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT) OR (B) IT IS AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 5O1(a)(1), (2),
(3) OR (7) UNDER THE SECURITIES ACT) WHO IS AN INSTITUTION (AN "INSTITUTIONAL ACCREDITED INVESTOR"), (2) AGREES THAT IT WILL NOT, PRIOR TO THE DATE WHICH IS THREE YEARS AFTER THE LATER OF THE DATE OF ORIGINAL ISSUANCE OF THIS NOTE AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS NOTE (THE "RESALE RESTRICTION TERMINATION DATE"), RESELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE, EXCEPT (A) TO THE ISSUER, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH THE RESALE PROVISIONS OF RULE 144A UNDER THE SECURITIES ACT, (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A WRITTEN CERTIFICATION CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (D) PURSUANT TO THE RESALE LIMITATIONS PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF ITS PROPERTY OR THE PROPERTY OF SUCH ACCOUNT BE AT ALL TIMES WITHIN ITS CONTROL AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO,

THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE FOREGOING RESTRICTIONS ON RESALE WILL NOT APPLY SUBSEQUENT TO THE RESALE RESTRICTION TERMINATION DATE.


No.                                                                     $_______


                                                           CUSIP No.____________

                           CHARTER MEDICAL CORPORATION

                   11 1/4% SENIOR SUBORDINATED NOTES DUE 2004


          CHARTER MEDICAL CORPORATION, a Delaware corporation (the "Company"), promises to pay to

          , or registered assigns, the principal sum of           Dollars on
April 15, 2004.

          Interest Payment Dates: April 15 and October 15, commencing October 15, 1994.

          Record Dates:  April 1 and October 1.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

                                            CHARTER MEDICAL CORPORATION


                                        By: ___________________________
                                            Name:
                                            Title:


                                                       [Seal]

Attest:


By: _______________________
    Name:
    Title:



Dated:


Trustee's Certificate of Authentication

This is one of the 11 1/4% Senior Subordinated
Notes due 2004 described in
the within-mentioned Indenture.

MARINE MIDLAND BANK,
  as Trustee



By: ________________________
    Authorized Signatory

                   [FORM OF REVERSE SIDE RESTRICTED SECURITY]

                           CHARTER MEDICAL CORPORATION

                   11 1/4% Senior Subordinated Notes due 2004


(1)  INTEREST

          Charter Medical Corporation, a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. Interest will be payable semi-annually on each interest payment date, commencing October 15, 1994. Interest on the Securities will accrue from the most recent date to which interest has been paid, or if no interest has been paid, from May 2, 1994. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

          The Company shall pay interest on overdue principal and interest on overdue installments of interest, to the extent lawful, at the rate per annum borne by the Securities.

(2)  METHOD OF PAYMENT

          The Company will pay interest on the Securities (except defaulted interest) to the persons who are registered Holders at the close of business on April 1 and October 1 immediately preceding the interest payment date even if the Security is cancelled on registration of transfer or registration of exchange (other than with respect to the purchase of Securities pursuant to an offer to purchase Securities made in connection with Section 5.14 or 5.15 of the Indenture after such record date). Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal, premium, if any, and interest in money of the United States that, at the time of payment, is legal tender for payment of public and private debts. However, the Company may pay principal and interest by its check payable in such money. It may mail an interest payment to a Securityholder's registered address.

(3)  PAYING AGENT AND REGISTRAR

          Initially, the Trustee will act as Paying Agent and Registrar. The Company may appoint and change any

Paying Agent or Registrar without notice, other than notice to the Trustee. The Company or any Subsidiary or an Affiliate of either of them may act as Paying Agent or Registrar.

(4)  INDENTURE AND GUARANTEES

          The Company issued the Securities under an Indenture, dated as of May 2, 1994 (the "Indenture"), among the Company, the Guarantors named therein and thereafter becoming parties thereto and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended and as in effect on the date of the Indenture (the "TIA") and as provided in the Indenture. Each Security is guaranteed, jointly and severally, by the Guarantors pursuant to Article 3 of the Indenture. The Guarantees are subordinated to all Senior Indebtedness to the extent provided in the Indenture. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of those terms.

          The Securities are senior subordinated, general unsecured obligations of the Company limited to $375,000,000 aggregate principal amount. This Security is one of the Restricted Securities referred to in the Indenture. The Securities issued under the Indenture include the Restricted Securities and any Unrestricted Securities, as defined below, issued in exchange for the Restricted Securities pursuant to the Indenture. Except in certain circumstances specified in the Indenture, the Restricted Securities and the Unrestricted Securities are treated as a single class of securities under the Indenture.

(5)  OPTIONAL REDEMPTION

          The Securities are redeemable as a whole or in part, at any time on and after April 15, 1999 at the option of the Company at the following redemption prices (expressed as a percentage of the principal amount) together with accrued and unpaid interest thereon to the Redemption Date if redeemed in the twelve-month period commencing April 15 of the years indicated below:

                      Year                      Redemption Price
                      ----                      ----------------
                      1999                         105.625%
                      2000                         103.750%
                      2001                         101.875%
                      2002 and thereafter          100.000%


(6)  NOTICE OF REDEMPTION

          Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at the Holder's registered address. Securities in denominations larger than $1,000 in principal amount may be redeemed in part but only in integral multiples of $1,000 of principal amount.

(7) REQUIREMENT THAT THE COMPANY OFFER TO PURCHASE SECURITIES UNDER CERTAIN CIRCUMSTANCES

          Subject to the terms and conditions of the Indenture, the Company shall become immediately obligated to offer to purchase the Securities pursuant to Section 5.14 of the Indenture after the occurrence of a Change in Control of the Company at a price equal to 101% of aggregate principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase. In addition, to the extent that there are Net Cash Proceeds from Asset Sales which are not reinvested in a healthcare or a healthcare-related business or used to reduce Senior Indebtedness as provided in Section 5.15 of the Indenture, the Company will be obliged to offer to apply such Net Cash Proceeds to the purchase of Securities at 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase, in accordance with Section 5.15 of the Indenture.

(8)  SUBORDINATION

          The Securities are subordinated to all Senior Indebtedness (as defined in the Indenture). To the extent provided in the Indenture, Senior Indebtedness must be paid before the Securities may be paid. The Company agrees, and each Securityholder by accepting a Security agrees, to such subordination and authorizes the Trustee to give effect thereto.

(9)  DENOMINATIONS; TRANSFER; EXCHANGE

          The Securities are in registered form, without coupons, in denominations of $1,000 in principal amount and integral multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities for a period of 15 days before a selection of Securities to be redeemed.

(10) PERSONS DEEMED OWNERS

          The registered Holder of this Security may be treated as the owner of this Security for all purposes.

(11) AMENDMENT; WAIVER

          Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least 66-2/3% of the aggregate principal amount of the Securities at the time outstanding and (ii) certain defaults or noncompliance with certain provisions may be waived with the written consent of the Holders of at least 66-2/3% of the aggregate principal amount of the Securities at the time outstanding. Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Company, the Guarantors and the Trustee may amend the Indenture or the Securities to cure any ambiguity, defect or inconsistency, or to comply with Article 6 of the Indenture, or to provide for certificated or uncertificated Securities in addition to or in place of certificated or uncertificated Securities, or to comply with any requirements of the Securities and Exchange Commission in connection with the qualification of the Indenture under the TIA, or to supplement the Indenture to provide for additional Guarantors or to make any change that does not adversely affect the rights of any Securityholder.

(12) DEFAULTS AND REMEDIES

          Under the Indenture, Events of Default include (i) default in payment of the principal amount, premium, if any, or interest, in respect of the Securities when the same becomes due and payable subject, in the case of interest, to the grace period contained in the Indenture; (ii) failure by the Company to comply with its other agreements in the Indenture or the Securities, subject to notice and lapse of time; (iii) failure to pay at stated final maturity or the acceleration prior to such maturity of certain other indebtedness of the Company or any of its Restricted Subsidiaries; (iv) certain final judgments against the Company or any of its Restricted Subsidiaries which remain undischarged; (v) except as permitted by the Indenture, the unenforceability or invalidity of any Guarantee of the Securities; or (vi) certain events of bankruptcy or insolvency involving the Company and any of its Restricted Subsidiaries. If an Event of Default occurs and is continuing, the Trustee, or the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding, may declare all the Securities to be due and payable (i) immediately if no amount is outstanding and no commitment is in effect under Specified Senior Indebtedness or (ii) if any amount is outstanding or any commitment is in effect under Specified Senior Indebtedness, upon the earlier of (A) five Business Days after delivery of the Acceleration Notice by the Trustee or the Holders, as the case may be, to the Company and the agent or another designated representative of the holders of each and any Specified Senior Indebtedness outstanding or (B) acceleration of the Specified Senior Indebtedness, and thereupon the Trustee may, at its discretion, proceed to protect and enforce the rights of the Holders of the Securities by appropriate judicial proceedings. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities becoming due and payable immediately upon the occurrence of such Events of Default.

          Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of at least 66-2/3% of the aggregate principal amount of the Securities at the time outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default (except a Default in payment of amounts specified in clause (i) above) if it determines that withholding notice is in their interests.

(13) TRUSTEE DEALINGS WITH THE COMPANY

          Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

(14) NO RECOURSE AGAINST OTHERS

          A director, Officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

(15) AUTHENTICATION

          This Security shall not be valid until an authorized officer of the Trustee manually signs the Trustee's Certificate of Authentication on the reverse side of this Security.

(16) ABBREVIATIONS

          Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gifts to Minors
Act).

(17) UNCLAIMED MONEY

          If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to money must look to the Company for payment.

(18) DISCHARGE PRIOR TO MATURITY

          If the Company deposits with the Trustee or Paying Agent money or U.S. Government Obligations sufficient to pay the principal of and interest on the Securities to maturity, the Company will be discharged from the Indenture except for certain Sections thereof.

(19) SUCCESSOR

          When a successor Person to the Company assumes all the obligations of its predecessor under the Securities and the Indenture, such predecessor shall be released from those obligations.

(20) REGISTRATION RIGHTS

          Pursuant to the Exchange and Registration Rights Agreement among the Company and the Initial Purchasers of the Securities, the Company has agreed to file, as soon as practicable, a registration statement under the Securities Act, and to use its best efforts to cause such registration statement to become effective by August 31, 1994 and, upon becoming effective, to make available to all Holders of Securities an opportunity to exchange the Restricted Securities for the Company's 11 1/4% Senior Subordinated Notes Due 2004 (the "Unrestricted Securities"), in like principal amounts and having identical terms as the Restricted Securities, other than restrictions on transferability as provided on the face of this Security and provisions relating to this paragraph. The Holders of the Restricted Securities shall be entitled to receive certain additional interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Exchange and Registration Rights Agreement. Within five Business Days after the occurrence of an event so resulting in such additional interest payments, the Company shall provide the Trustee with an Officers' Certificate describing such event and providing the Trustee with all necessary details relating to the payment of such interest, including, without limitation, the interest rate, the effective date of such interest rate and the method of calculating interest.

(21) GOVERNING LAW

          THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF

NEW YORK, APPLICABLE TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK AND WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                                 ASSIGNMENT FORM

          To assign this Security, fill in the form below:
(I) or (we) assign and transfer this Security to:

- --------------------------------------------------------------------------------

             (insert assignee's social security or tax I.D. number)

- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------

              (print or type assignee's name, address and zip code)

and irrevocably appoint ________________________________________________________
_________________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated: ______________________      Signature:___________________________________

                                             (Sign exactly as your name appears
                                             on the other side of this Security)

Signature
Guarantee:______________________________________________________________________



In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the date that is three years after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred:

          CHECK ONE BOX BELOW

(1)  __   to the Company or a subsidiary thereof; or

(2)  __   to a Qualified Institutional Buyer in compliance with Rule 144A under the Securities Act; or

(3)  __   to an "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or
          (7) under the Securities Act) that is an institution and that has furnished to the Trustee a signed letter containing certain representations and agreements and an opinion of counsel (the forms of which can be obtained from the Trustee); or

(4)  __   pursuant to resale limitations of Rule 144 under the Securities Act;
          or

(5)  __   pursuant to the resale limitations of Rule 904 of Regulation S under the Securities Act; or

(6)  __   pursuant to another available exemption from the registration requirements of the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; PROVIDED that if box (3), (4), (5) or (6) is checked, the assignee shall provide the Company and the Trustee with an opinion of counsel in form and substance satisfactory to the Company and the Trustee and the Company or the Trustee may require, prior to registering any such transfer of the Securities, in its sole discretion, such other certifications and information as the Trustee or the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

                                        ----------------------------------------
Signature Guarantee:                    Signature


- --------------------------------        ----------------------------------------
                                        Signature


- --------------------------------------------------------------------------------

                       OPTION OF HOLDER TO ELECT PURCHASE

          If you receive a notice pursuant to Section 5.14 ("Change in Control Offer") or Section 5.15 ("Excess Proceeds Offer") of the Indenture and you wish to elect to have all or any portion of this Security purchased by Charter pursuant to such notice, check the applicable boxes:

/ /  Change in Control Offer:           / /  Excess Proceeds Offer:

       in whole / /                            in whole / /
       in part / /                             in part / /
       Amount to be                            Amount to be
       purchased: $ _______                    purchased: $ _______


Dated: ____________________             Signature:______________________________
                                                  (Sign exactly as your name
                                                  appears on the other side of
                                                  this Security)


Signature
Guarantee:______________________________________________________________________


Social Security Number or
Taxpayer Identification Number:_________________________________________________

                                                                       EXHIBIT B



                     [FORM OF FACE OF UNRESTRICTED SECURITY]


No.                                                                     $_______


                                                            CUSIP No.___________


                           CHARTER MEDICAL CORPORATION

                   11 1/4% SENIOR SUBORDINATED NOTES DUE 2004


          CHARTER MEDICAL CORPORATION, a Delaware corporation (the "Company"), promises to pay to

          , or registered assigns, the principal sum of Dollars on April 15, 2004.

          Interest Payment Dates: April 15 and October 15, commencing October 15, 1994.

          Record Dates:  April 1 and October 1.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

                                            CHARTER MEDICAL CORPORATION


                                        By:_____________________________________
                                            Name:
                                            Title:


                                                       [Seal]

Attest:


By: _______________________
    Name:
    Title:



Dated:


Trustee's Certificate of Authentication

This is one of the 11 1/4% Senior Subordinated
Notes due 2004 described in
the within-mentioned Indenture.

MARINE MIDLAND BANK,
  as Trustee



By: ________________________
    Authorized Signatory

                  [FORM OF REVERSE SIDE UNRESTRICTED SECURITY]

                           CHARTER MEDICAL CORPORATION

                   11 1/4% Senior Subordinated Notes due 2004


1.   INTEREST

          Charter Medical Corporation, a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. Interest will be payable semi-annually on each interest payment date, commencing October 15, 1994. Interest on the Securities will accrue from the most recent date to which interest has been paid, or if no interest has been paid, from May 2, 1994. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

          The Company shall pay interest on overdue principal and interest on overdue installments of interest, to the extent lawful, at the rate per annum borne by the Securities.

2.   METHOD OF PAYMENT

          The Company will pay interest on the Securities (except defaulted interest) to the persons who are registered Holders at the close of business on April 1 and October 1 immediately preceding the interest payment date even if the Security is cancelled on registration of transfer or registration of exchange (other than with respect to the purchase of Securities pursuant to an offer to purchase Securities made in connection with Section 5.14 or 5.15 of the Indenture after such record date). Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal, premium, if any, and interest in money of the United States that, at the time of payment, is legal tender for payment of public and private debts. However, the Company may pay principal and interest by its check payable in such money. It may mail an interest payment to a Securityholder's registered address.

3.   PAYING AGENT AND REGISTRAR

          Initially, the Trustee will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent or Registrar without notice, other than notice to the Trustee. The Company or any Subsidiary or an Affiliate of either of them may act as Paying Agent or Registrar.

4.   INDENTURE AND GUARANTEES

          The Company issued the Securities under an Indenture, dated as of May 2, 1994 (the "Indenture"), among the Company, the Guarantors named therein and thereafter becoming parties thereto and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended and as in effect on the date of the Indenture (the "TIA") and as provided in the Indenture. Each Security is guaranteed, jointly and severally, by the Guarantors pursuant to Article 3 of the Indenture. The Guarantees are subordinated to all Senior Indebtedness to the extent provided in the Indenture. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of those terms.

          The Securities are senior subordinated, general unsecured obligations of the Company limited to $375,000,000 aggregate principal amount. This Security is one of the Unrestricted Securities referred to in the Indenture, which were issued in exchange for the Restricted Securities pursuant to the Indenture. Except in certain circumstances specified in the Indenture, the Restricted Securities and the Unrestricted Securities are treated as a single class of securities under the Indenture.

5.   OPTIONAL REDEMPTION

          The Securities are redeemable as a whole or in part, at any time on and after April 15, 1999 at the option of the Company at the following redemption prices (expressed as a percentage of the principal amount) together with accrued and unpaid interest thereon to the Redemption Date if redeemed in the twelve-month period commencing April 15 of the years indicated below:

                       Year                     Redemption Price
                       ----                     ----------------
                       1999                         105.625%
                       2000                         103.750%
                       2001                         101.875%
                       2002 and thereafter          100.000%

6.   NOTICE OF REDEMPTION

          Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at the Holder's registered address. Securities in denominations larger than $1,000 in principal amount may be redeemed in part but only in integral multiples of $1,000 of principal amount.

7. REQUIREMENT THAT THE COMPANY OFFER TO PURCHASE SECURITIES UNDER CERTAIN CIRCUMSTANCES

          Subject to the terms and conditions of the Indenture, the Company shall become immediately obligated to offer to purchase the Securities pursuant to Section 5.14 of the Indenture after the occurrence of a Change in Control of the Company at a price equal to 101% of aggregate principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase. In addition, to the extent that there are Net Cash Proceeds from Asset Sales which are not reinvested in a healthcare or a healthcare-related business, or used to reduce Senior Indebtedness as provided in Section 5.15 of this Indenture, the Company will be obliged to offer to apply such Net Cash Proceeds to the purchase of Securities at 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase, in accordance with Section 5.15 of the Indenture.

8.   SUBORDINATION

          The Securities are subordinated to all Senior Indebtedness (as defined in the Indenture). To the extent provided in the Indenture, Senior Indebtedness must be paid before the Securities may be paid. The Company agrees, and each Securityholder by accepting a Security agrees, to such subordination and authorizes the Trustee to give effect thereto.

9.   DENOMINATIONS; TRANSFER; EXCHANGE

          The Securities are in registered form, without coupons, in denominations of $1,000 in principal amount and integral multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities for a period of 15 days before a selection of Securities to be redeemed.

10.  PERSONS DEEMED OWNERS

          The registered Holder of this Security may be treated as the owner of this Security for all purposes.

11.  AMENDMENT; WAIVER

          Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least 66-2/3% of the aggregate principal amount of the Securities at the time outstanding and (ii) certain defaults or noncompliance with certain provisions may be waived with the written consent of the Holders of at least 66-2/3% of the aggregate principal amount of the Securities at the time outstanding. Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Company, the Guarantors and the Trustee may amend the Indenture or the Securities to cure any ambiguity, defect or inconsistency, or to comply with Article 6 of the Indenture, or to provide for certificated or uncertificated Securities in addition to or in place of certificated or uncertificated Securities, or to comply with any requirements of the Securities and Exchange Commission in connection with the qualification of the Indenture under the TIA, or to supplement the Indenture to provide for additional Guarantors or to make any change that does not adversely affect the rights of any Securityholder.

12.  DEFAULTS AND REMEDIES

          Under the Indenture, Events of Default include (i) default in payment of the principal amount, premium, if any, or interest, in respect of the Securities when the same becomes due and payable subject, in the case of interest, to the grace period contained in the Indenture; (ii) failure by the Company to comply with its other agreements in the Indenture or the Securities, subject to notice and lapse of time; (iii) failure to pay at stated final maturity or the acceleration prior to such maturity of certain other indebtedness of the Company or any of its Restricted Subsidiaries; (iv) certain final judgments against the Company or any of its Restricted Subsidiaries which remain undischarged; (v) except as permitted by the Indenture, the unenforceability or invalidity of any Guarantee of the Securities; or (vi) certain events of bankruptcy or insolvency involving the Company and any of its Restricted Subsidiaries. If an Event of Default occurs and is continuing, the Trustee, or the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding, may declare all the Securities to be due and payable (i) immediately if no amount is outstanding and no commitment is in effect under Specified Senior Indebtedness or (ii) if any amount is outstanding or any commitment is in effect under Specified Senior Indebtedness, upon the earlier of (A) five Business Days after delivery of the Acceleration Notice by the Trustee or the Holders, as the case may be, to the Company and the agent or another designated representative of the holders of each and any Specified Senior Indebtedness outstanding or (B) acceleration of the Specified Senior Indebtedness, and thereupon the Trustee may, at its discretion, proceed to protect and enforce the rights of the Holders of the Securities by appropriate judicial proceedings. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities becoming due and payable immediately upon the occurrence of such Events of Default.

          Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of at least 66-2/3% of the aggregate principal amount of the Securities at the time outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default (except a Default in payment of amounts specified in clause (i) above) if it determines that withholding notice is in their interests.

13.  TRUSTEE DEALINGS WITH THE COMPANY

          Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

14.  NO RECOURSE AGAINST OTHERS

          A director, Officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

15.  AUTHENTICATION

          This Security shall not be valid until an authorized officer of the Trustee manually signs the Trustee's Certificate of Authentication on the reverse side of this Security.

16.  ABBREVIATIONS

          Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gifts to Minors
Act).

17.  UNCLAIMED MONEY

          If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to money must look to the Company for payment.

18.  DISCHARGE PRIOR TO MATURITY

          If the Company deposits with the Trustee or Paying Agent money or U.S. Government Obligations sufficient to pay the principal of and interest on the Securities to maturity, the Company will be discharged from the Indenture except for certain Sections thereof.

19.  SUCCESSOR

          When a successor Person to the Company assumes all the obligations of its predecessor under the Securities and the Indenture, such predecessor shall be released from those obligations.

20.  GOVERNING LAW

          THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK AND WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                                 ASSIGNMENT FORM

          To assign this Security, fill in the form below:
(I) or (we) assign and transfer this Security to:

- --------------------------------------------------------------------------------

             (insert assignee's social security or tax I.D. number)

- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------

              (print or type assignee's name, address and zip code)


and irrevocably appoint ________________________________________________________
_________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated: _______________________          Signature: _____________________________

                                                  (Sign exactly as your name
                                                  appears on the other side of
                                                  this Security)
Signature
Guarantee: _____________________________________________________________________

                       OPTION OF HOLDER TO ELECT PURCHASE

          If you receive a notice pursuant to Section 5.14 ("Change in Control Offer") or Section 5.15 ("Excess Proceeds Offer") of the Indenture and you wish to elect to have all or any portion of this Security purchased by the Company pursuant to such notice, check the applicable boxes:

/ /  Change in Control Offer:           / /  Excess Proceeds Offer:

       in whole / /                            in whole / /
       in part / /                             in part / /
       Amount to be                            Amount to be
       purchased: $_______                     purchased: $_______


Dated: ___________________              Signature:______________________________
                                                  (Sign exactly as your name
                                                  appears on the other side of
                                                  this Security)

Signature
Guarantee:______________________________________________________________________


Social Security Number or
Taxpayer Identification Number:_________________________________________________

                                                                       EXHIBIT C


                 FORM OF LEGEND FOR RESTRICTED GLOBAL SECURITIES


          Any Restricted Global Security authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Non-Global Security) in substantially the following form:

          THIS SECURITY IS A RESTRICTED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                                                       EXHIBIT D

                FORM OF LEGEND FOR UNRESTRICTED GLOBAL SECURITIES


          Any Unrestricted Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                                                       EXHIBIT E

                                     FORM OF
                           ACCREDITED INVESTOR LETTER


Charter Medical Corporation
577 Mulberry Street
Macon, Georgia  31298

Dear Sirs:

          In connection with our proposed purchase of $            aggregate
principal amount of 11 1/4% Senior Subordinated Notes due 2004 (the "Notes") of Charter Medical Corporation (the "Issuer"), we confirm that:

          1. We have received a copy of the Offering Memorandum (the "Offering Memorandum"), dated April 22, 1994, as amended and supplemented, relating to the Notes and such other information as we deem necessary in order to make our investment decision.

          2. We understand that any subsequent transfer of the Notes is subject to certain restrictions and conditions set forth in the Indenture dated as of May 2, 1994 relating to the Notes (the "Indenture") and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

          3. We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, on our own behalf and on behalf of any account for which we are purchasing the Notes, and each subsequent holder of the Notes by its acceptance thereof will agree, not to offer, sell or otherwise transfer such Notes prior to the date which is three years after the later of the date of original issue of such Notes and the last date on which the Issuer or any affiliate of the Issuer was the owner of such Notes (the "Resale Restriction Termination Date"), except (A) to the Issuer or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes to the Trustee (as defined in the Indenture), a signed letter, substantially identical to this letter, containing certain representations and agreements relating to the restrictions on transfer of the Notes (the form of which letter can be obtained from the Trustee), (D) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, if available, (E) pursuant to an effective registration statement under the Securities Act or (F) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of its property or the property of such account be at all times within its control and to compliance with applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date, and we further agree to provide to any person purchasing any of the Notes from us a notice advising such purchaser that resales of the Notes are restricted as stated herein.

          4. We understand that, on any proposed resale of any Notes, we will be required to furnish to the Trustee and the Issuer an opinion of counsel in form and substance satisfactory to the Trustee and the Issuer, and such other certifications and information as either of them may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

          5. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

          6. We are acquiring the Notes purchased by us for our own account for investment purposes or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion and, in any case, not with a view to any public resale, offering or distribution of the Notes in violation of the Securities Act.

          You and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.


                                             Very truly yours,




                                             _________________________
                                             Name:
                                             Title:

                                    EXHIBIT F


                  GUARANTORS OF THE CHARTER MEDICAL CORPORATION
                       SENIOR SUBORDINATED NOTES DUE 2004


     DOMESTIC SUBSIDIARIES:

        1.     Ambulatory Resources, Inc.
        2.     Atlanta MOB, Inc.
        3.     Beltway Community Hospital, Inc.
        4.     CCM, Inc.
        5.     Charter Alvarado Behavioral Health System, Inc.
        6.     Charter Appalachian Hall Behavioral Health System, Inc.
        7.     Charter Arbor Indy Behavioral Health System, Inc.
        8.     Charter Augusta Behavioral Health System, Inc.
        9.     Charter Bay Harbor Behavioral Health System, Inc.
       10.     Charter Beacon Behavioral Health System, Inc.
       11.     Charter Behavioral Health System at Fair Oaks, Inc.
       12.     Charter Behavioral Health System at Hidden Brook, Inc.
       13.     Charter Behavioral Health System at Los Altos, Inc.
       14.     Charter Behavioral Health System at Potomac Ridge, Inc.
       15.     Charter Behavioral Health System at Warwick Manor, Inc.
       16.     Charter Behavioral Health System of Athens, Inc.
       17.     Charter Behavioral Health System of Austin, Inc.
       18.     Charter Behavioral Health System of Baywood, Inc.
       19.     Charter Behavioral Health System of Bradenton, Inc.
       20.     Charter Behavioral Health System of Canoga Park, Inc.
       21.     Charter Behavioral Health System of Central Georgia, Inc.
       22.     Charter Behavioral Health System of Charleston, Inc.
       23.     Charter Behavioral Health System of Charlottesville, Inc.
       24.     Charter Behavioral Health System of Chicago, Inc.
       25.     Charter Behavioral Health System of Chula Vista, Inc.
       26.     Charter Behavioral Health System of Columbia, Inc.
       27.     Charter Behavioral Health System of Corpus Christi, Inc.
       28.     Charter Behavioral Health System of Dallas, Inc.
       29.     Charter Behavioral Health System of Evansville, Inc.
       30.     Charter Behavioral Health System of Fort Worth, Inc.
       31.     Charter Behavioral Health System of Jackson, Inc.
       32.     Charter Behavioral Health System of Jacksonville, Inc.
       33.     Charter Behavioral Health System of Jefferson, Inc.
       34.     Charter Behavioral Health System of Kansas City, Inc.
       35.     Charter Behavioral Health System of Lafayette, Inc.
       36.     Charter Behavioral Health System of Lake Charles, Inc.
       37.     Charter Behavioral Health System of Lakewood, Inc.
       38.     Charter Behavioral Health System of Michigan City, Inc.
       39.     Charter Behavioral Health System of Mobile, Inc.
       40.     Charter Behavioral Health System of Nashua, Inc.

       41.     Charter Behavioral Health System of Nevada, Inc.
       42.     Charter Behavioral Health System of New Mexico, Inc.
       43.     Charter Behavioral Health System of Northern California, Inc.
       44.     Charter Behavioral Health System of Northwest Arkansas, Inc.
       45.     Charter Behavioral Health System of Northwest Indiana, Inc.
       46.     Charter Behavioral Health System of Paducah, Inc.
       47.     Charter Behavioral Health System of Rockford, Inc.
       48.     Charter Behavioral Health System of San Jose, Inc.
       49.     Charter Behavioral Health System of Savannah, Inc.
       50.     Charter Behavioral Health System of Southern California, Inc.
       51.     Charter Behavioral Health System of Tampa Bay, Inc.
       52.     Charter Behavioral Health System of Texarkana, Inc.
       53.     Charter Behavioral Health System of the Inland Empire, Inc.
       54.     Charter Behavioral Health System of Toledo, Inc.
       55.     Charter Behavioral Health System of Tucson, Inc.
       56.     Charter Behavioral Health System of Virginia Beach, Inc.
       57.     Charter Behavioral Health System of Visalia, Inc.
       58.     Charter Behavioral Health System of Washington D.C., Inc.
       59.     Charter Behavioral Health System of Waverly, Inc.
       60.     Charter Behavioral Health System of Winston-Salem, Inc.
       61.     Charter Behavioral Health System of Yorba Linda, Inc.
       62.     Charter Behavioral Health System of Atlanta, Inc.
       63.     Charter Brawner Behavioral Health System, Inc.
       64.     Charter Canyon Behavioral Health System, Inc.
       65.     Charter Canyon Springs Behavioral Health System, Inc.
       66.     Charter Centennial Peaks Behavioral Health System, Inc.
       67.     Charter Colonial Institute, Inc.
       68.     Charter Community Hospital, Inc.
       69.     Charter Community Hospital of Des Moines, Inc.
       70.     Charter Contract Services, Inc.
       71.     Charter Cove Forge Behavioral Health System, Inc.
       72.     Charter Crescent Pines Behavioral Health System, Inc.
       73.     Charter Fairbridge Behavioral Health System, Inc.
       74.     Charter Fairmount Behavioral Health System, Inc.
       75.     Charter Fenwick Hall Behavioral Health System, Inc.
       76.     Charter Financial Offices, Inc.
       77.     Charter Forest Behavioral Health System, Inc.
       78.     Charter Grapevine Behavioral Health System, Inc.
       79.     Charter Greeensboro Behavioral Health System, Inc.
       80.     Charter Health Management of Texas, Inc.
       81.     Charter Hospital of Columbus, Inc.
       82.     Charter Hospital of Denver, Inc.
       83.     Charter Hospital of Ft. Collins, Inc.

       84.     Charter Hospital of Laredo, Inc.
       85.     Charter Hospital of Miami, Inc.
       86.     Charter Hospital of Mobile, Inc.
       87.     Charter Hospital of Northern New Jersey, Inc.
       88.     Charter Hospital of Santa Teresa, Inc.
       89.     Charter Hospital of St. Louis, Inc.
       90.     Charter Hospital of Torrance, Inc.
       91.     Charter Indianapolis Behavioral Health System, Inc.
       92.     Charter Lafayette Behavioral Health System, Inc.
       93.     Charter Lakehurst Behavioral Health System, Inc.
       94.     Charter Lakeside Behavioral Health System, Inc.
       95.     Charter Laurel Heights Behavioral Health System, Inc.
       96.     Charter Laurel Oaks Behavioral Health System, Inc.
       97.     Charter Linden Oaks Behavioral Health System, Inc.
       98.     Charter Little Rock Behavioral Health System, Inc.
       99.     Charter Louisville Behavioral Health System, Inc.
      100.     Charter Meadows Behavioral Health System, Inc.
      101.     Charter Medfield Behavioral Health System, Inc.
      102.     Charter Medical Executive Corporation
      103.     Charter Medical Information Services, Inc.
      104.     Charter Medical International, S.A., Inc.
      105.     Charter Medical Management Company
      106.     Charter Medical of East Valley, Inc.
      107.     Charter Medical of North Phoenix, Inc.
      108.     Charter Medical of Orange County, Inc.
      109.     Charter Medical - California, Inc.
      110.     Charter Medical - Clayton County, Inc.
      111.     Charter Medical - Cleveland, Inc.
      112.     Charter Medical - Dallas, Inc.
      113.     Charter Medical - Long Beach, Inc.
      114.     Charter Medical - New York, Inc.
      115.     Charter Mental Health Options, Inc.
      116.     Charter Mid-South Behavioral Health System, Inc.
      117.     Charter Milwaukee Behavioral Health System, Inc.
      118.     Charter Mission Viejo Behavioral Health System, Inc.
      119.     Charter MOB of Charlottesville, Inc.
      120.     Charter North Behavioral Health System, Inc.
      121.     Charter North Counseling Center, Inc.
      122.     Charter Northbrooke Behavioral Health System, Inc.
      123.     Charter Northridge Behavioral Health System, Inc.
      124.     Charter Northside Hospital, Inc.
      125.     Charter Oak Behavioral Health System, Inc.
      126.     Charter of Alabama, Inc.

      127.     Charter Palms Behavioral Health System, Inc.
      128.     Charter Peachford Behavioral Health System, Inc.
      129.     Charter Pines Behavioral Health System, Inc.
      130.     Charter Plains Behavioral Health System, Inc.
      131.     Charter Psychiatric Hospitals, Inc.
      132.     Charter Real Behavioral Health System, Inc.
      133.     Charter Regional Medical Center, Inc.
      134.     Charter Richmond Behavioral Health System, Inc.
      135.     Charter Ridge Behavioral Health System, Inc.
      136.     Charter Rivers Behavioral Health System, Inc.
      137.     Charter San Diego Behavioral Health System, Inc.
      138.     Charter Serenity Lodge Behavioral Health System, Inc.
      139.     Charter Sioux Falls Behavioral Health System, Inc.
      140.     Charter South Bend Behavioral Health System, Inc.
      141.     Charter Springs Behavioral Health System, Inc.
      142.     Charter Springwood Behavioral Health System, Inc.
      143.     Charter Suburban Hospital of Mesquite, Inc.
      144.     Charter Terre Haute Behavioral Health System, Inc.
      145.     Charter Thousand Oaks Behavioral Health System, Inc.
      146.     Charter Tidewater Behavioral Health System, Inc.
      147.     Charter Treatment Center of Michigan, Inc.
      148.     Charter Westbrook Behavioral Health System, Inc.
      149.     Charter White Oak Behavioral Health System, Inc.
      150.     Charter Wichita Behavioral Health System, Inc.
      151.     Charter Woods Behavioral Health System, Inc.
      152.     Charter Woods Hospital, Inc.
      153.     Charter - Provo School, Inc.
      154.     Charterton/LaGrange, Inc.
      155.     Charter-By-The-Sea Behavioral Health System, Inc.
      156.     CMCI, Inc.
      157.     CMFC, Inc.
      158.     CMSF, Inc.
      159.     CPS Associates, Inc.
      160.     C.A.C.O. Services, Inc.
      161.     Desert Springs Hospital, Inc.
      162.     Employee Assistance Services, Inc.
      163.     Florida Health Facilities, Inc.
      164.     Gulf Coast EAP Services, Inc.
      165.     Gwinnett Immediate Care Center, Inc.
      166.     HCS, Inc.
      167.     Holcomb Bridge Immediate Care Center, Inc.
      168.     Hospital Investors, Inc.
      169.     Mandarin Meadows, Inc.

      170.     Metropolitan Hospital, Inc.
      171.     Middle Georgia Hospital, Inc.
      172.     Pacific - Charter Medical, Inc.
      173.     Peachford Professional Network, Inc.
      174.     Rivoli, Inc.
      175.     Shallowford Community Hospital, Inc.
      176.     Sistemas De Terapia Respiratoria S.A., Inc.
      177.     Stuart Circle Hospital Corporation
      178.     Tampa Bay Behavioral Health Alliance, Inc.
      179.     Western Behavioral Systems, Inc.


     FOREIGN SUBSIDIARIES:

        1.     Charter Medical (Cayman Islands) Ltd.
        2.     Charter Medical International, Inc.
        3.     Charter Medical of England Limited
        4.     Charter Medical of Puerto Rico, Inc.

                          CHARTER MEDICAL CORPORATION,

                                    Company,

                       The parties named herein, and to be
                          added hereto, as GUARANTORS,

                                       and

                              MARINE MIDLAND BANK,

                                     Trustee

                         ______________________________


                                    INDENTURE


                             Dated as of May 2, 1994

                         ______________________________


                                  $375,000,000


              11 1/4% Senior Subordinated Notes due April 15, 2004

                            CROSS REFERENCE TABLE[1]
       TIA                                                 Indenture
     Section                                                Section

     310(a)(1)..............................................  8.10
        (a)(2)..............................................  8.10
        (a)(3)..............................................  N.A.[2]
        (a)(4)..............................................  N.A.
        (b).................................................  8.08; 8.10
        (c).................................................  N.A.
     311(a).................................................  8.11
        (b).................................................  8.11
        (c).................................................  N.A.
     312(a).................................................  2.05
        (b).................................................  12.03
        (c).................................................  12.03
     313(a).................................................  8.06
        (b)(1)..............................................  N.A.
        (b)(2)..............................................  8.06
        (c).................................................  8.06
        (d).................................................  8.06
     314(a).................................................  5.02; 12.02
        (b).................................................  N.A.
        (c)(1)..............................................  12.04
        (c)(2)..............................................  12.04
        (c)(3)..............................................  N.A.
        (d).................................................  N.A.
        (e).................................................  12.05
        (f).................................................  N.A.
     315(a).................................................  8.01
        (b).................................................  8.05
        (c).................................................  8.01
        (d).................................................  8.01
        (e).................................................  7.11
     316(a)(last sentence)..................................  2.09
        (a)(1)(A)...........................................  7.05
        (a)(1)(B)...........................................  7.04
        (a)(2)..............................................  N.A.
        (b).................................................  7.07
     317(a)(1)..............................................  7.08
        (a)(2)..............................................  7.09
        (b).................................................  2.04
     318(a).................................................  12.01



- -------------------------

[1]. Note: This Cross Reference Table shall not, for any purpose, be deemed to be part of this Indenture.

[2]. N.A. means Not Applicable.

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                              TABLE OF CONTENTS[3]


                                    ARTICLE 1
                   DEFINITIONS AND INCORPORATION BY REFERENCE

     SECTION 1.01.   Definitions  . . . . . . . . . . . . . . . . . .    1
     SECTION 1.02.   Other Definitions  . . . . . . . . . . . . . . .   16
     SECTION 1.03.   Incorporation by Reference of Trust
                       Indenture Act  . . . . . . . . . . . . . . . .   16
     SECTION 1.04.   Rules of Construction  . . . . . . . . . . . . .   17
     SECTION 1.05.   Acts of Holders  . . . . . . . . . . . . . . . .   17

                                    ARTICLE 2
                                 THE SECURITIES

     SECTION 2.01.   Form and Dating  . . . . . . . . . . . . . . . .   19
     SECTION 2.02.   Execution and Authentication; Aggregate
                       Principal Amount . . . . . . . . . . . . . . .   20
     SECTION 2.03.   Registrar and Paying Agent . . . . . . . . . . .   21
     SECTION 2.04.   Paying Agent To Hold Money in Trust  . . . . . .   22
     SECTION 2.05.   Securityholder Lists . . . . . . . . . . . . . .   22
     SECTION 2.06.   Transfer and Exchange  . . . . . . . . . . . . .   23
     SECTION 2.07.   Replacement Securities . . . . . . . . . . . . .   33
     SECTION 2.08.   Outstanding Securities . . . . . . . . . . . . .   33
     SECTION 2.09.   Treasury Securities  . . . . . . . . . . . . . .   34
     SECTION 2.10.   Temporary Securities . . . . . . . . . . . . . .   34
     SECTION 2.11.   Cancellation . . . . . . . . . . . . . . . . . .   34
     SECTION 2.12.   Defaulted Interest . . . . . . . . . . . . . . .   35
     SECTION 2.13.   CUSIP Number . . . . . . . . . . . . . . . . . .   35
     SECTION 2.14.   Deposit of Moneys  . . . . . . . . . . . . . . .   35
     SECTION 2.15.   Global Securities  . . . . . . . . . . . . . . .   36

                                    ARTICLE 3
                                    GUARANTEE

     SECTION 3.01.  Guarantee . . . . . . . . . . . . . . . . . . . .   37
     SECTION 3.02.  Obligation of the Guarantors Unconditional  . . .   38
     SECTION 3.03.  Waiver Relating to Guarantees . . . . . . . . . .   39
     SECTION 3.04.  Subordination of Guarantees . . . . . . . . . . .   39
     SECTION 3.05.  Waiver of Subrogation Rights  . . . . . . . . . .   40
     SECTION 3.06.  Release of Guarantees . . . . . . . . . . . . . .   40
     SECTION 3.07.  Contribution of Guarantors  . . . . . . . . . . .   40
     SECTION 3.08.  Reinstatement of Guarantees . . . . . . . . . . .   40


- -------------------------
[3]. This Table of Contents shall not, for any purpose, be deemed to be part of this Indenture.

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                                    ARTICLE 4
                                   REDEMPTION

     SECTION 4.01.  Right to Redeem; Notices to Trustee . . . . . . .   41
     SECTION 4.02.  Intentionally Omitted . . . . . . . . . . . . . .   41
     SECTION 4.03.  Selection of Securities to Be Redeemed  . . . . .   41
     SECTION 4.04.  Notice of Redemption  . . . . . . . . . . . . . .   41
     SECTION 4.05.  Effect of Notice of Redemption  . . . . . . . . .   43
     SECTION 4.06.  Deposit of Redemption Price . . . . . . . . . . .   43
     SECTION 4.07.  Securities Redeemed in Part . . . . . . . . . . .   43
     SECTION 4.08.  Special Redemption Procedures . . . . . . . . . .   44

                                    ARTICLE 5
                                    COVENANTS

     SECTION 5.01.  Payment of Securities . . . . . . . . . . . . . .   45
     SECTION 5.02.  SEC Reports . . . . . . . . . . . . . . . . . . .   46
     SECTION 5.03.  Compliance Certificates . . . . . . . . . . . . .   47
     SECTION 5.04.  Further Instruments and Acts  . . . . . . . . . .   48
     SECTION 5.05.  Maintenance of Office or Agency . . . . . . . . .   48
     SECTION 5.06.  Limitation on Restricted Payments . . . . . . . .   49
     SECTION 5.07.  Anti-Layering . . . . . . . . . . . . . . . . . .   52
     SECTION 5.08.  Limitation on Additional Indebtedness . . . . . .   52
     SECTION 5.09.  Additional Guarantors . . . . . . . . . . . . . .   54
     SECTION 5.10.  Limitation on Sale of Subsidiary Shares . . . . .   54
     SECTION 5.11.  Limitation on Liens . . . . . . . . . . . . . . .   56
     SECTION 5.12.  Limitation on Payment Restrictions Affecting
                      Restricted Subsidiaries . . . . . . . . . . . .   56
     SECTION 5.13.  Limitation on Transactions with Affiliates  . . .   57
     SECTION 5.14.  Repurchase Upon Change in Control . . . . . . . .   58
     SECTION 5.15.  Limitation on Use of Proceeds from Asset Sales. .   58
     SECTION 5.16.  Payment of Taxes and Other Claims . . . . . . . .   59
     SECTION 5.17.  Corporate Existence . . . . . . . . . . . . . . .   60
     SECTION 5.18.  Maintenance of Properties and Insurance . . . . .   60
     SECTION 5.19.  Stay, Extension and Usury Laws  . . . . . . . . .   61
     SECTION 5.20.  Payment for Consent . . . . . . . . . . . . . . .   61
     SECTION 5.21.  Covenant to Comply with Securities Laws
                      upon Purchase of Securities.  . . . . . . . . .   61

                                    ARTICLE 6
                              SUCCESSOR CORPORATION

     SECTION 6.01.  When the Company May Merge or Transfer Assets . .   62
     SECTION 6.02.  When Restricted Subsidiaries May Merge
                      or Transfer Assets  . . . . . . . . . . . . . .   62
     SECTION 6.03.  Successor Corporation Substituted.  . . . . . . .   64

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                                    ARTICLE 7
                              DEFAULTS AND REMEDIES

     SECTION 7.01.  Events of Default . . . . . . . . . . . . . . . .   64
     SECTION 7.02.  Acceleration  . . . . . . . . . . . . . . . . . .   66
     SECTION 7.03.  Other Remedies  . . . . . . . . . . . . . . . . .   67
     SECTION 7.04.  Waiver of Past Defaults . . . . . . . . . . . . .   67
     SECTION 7.05.  Control by Holders  . . . . . . . . . . . . . . .   67
     SECTION 7.06.  Limitation on Suits . . . . . . . . . . . . . . .   68
     SECTION 7.07.  Rights of Holders to Receive Payment  . . . . . .   68
     SECTION 7.08.  Collection Suit by Trustee  . . . . . . . . . . .   68
     SECTION 7.09.  Trustee May File Proofs of Claim  . . . . . . . .   69
     SECTION 7.10.  Priorities  . . . . . . . . . . . . . . . . . . .   69
     SECTION 7.11.  Undertaking for Costs . . . . . . . . . . . . . .   70

                                    ARTICLE 8
                                     TRUSTEE

     SECTION 8.01.  Duties of Trustee . . . . . . . . . . . . . . . .   70
     SECTION 8.02.  Rights of Trustee . . . . . . . . . . . . . . . .   72
     SECTION 8.03.  Individual Rights of Trustee  . . . . . . . . . .   72
     SECTION 8.04.  Trustee's Disclaimer  . . . . . . . . . . . . . .   72
     SECTION 8.05.  Notice of Defaults  . . . . . . . . . . . . . . .   73
     SECTION 8.06.  Reports by Trustee to Holders . . . . . . . . . .   73
     SECTION 8.07.  Compensation and Indemnity  . . . . . . . . . . .   73
     SECTION 8.08.  Replacement of Trustee  . . . . . . . . . . . . .   74
     SECTION 8.09.  Successor Trustee by Merger . . . . . . . . . . .   75
     SECTION 8.10.  Eligibility; Disqualification . . . . . . . . . .   75
     SECTION 8.11.  Preferential Collection of Claims Against
                      the Company . . . . . . . . . . . . . . . . . .   76

                                    ARTICLE 9
           DISCHARGE OF INDENTURE; DEFEASANCE AND COVENANT DEFEASANCE

     SECTION 9.01.  Legal Termination . . . . . . . . . . . . . . . .   76
     SECTION 9.02.  Company's Option to Effect Legal Defeasance
                      or Covenant Defeasance  . . . . . . . . . . . .   76
     SECTION 9.03.  Legal Defeasance and Discharge  . . . . . . . . .   76
     SECTION 9.04.  Covenant Defeasance . . . . . . . . . . . . . . .   77
     SECTION 9.05.  Conditions to Legal Defeasance or Covenant
                      Defeasance  . . . . . . . . . . . . . . . . . .   77
     SECTION 9.06.  Reinstatement . . . . . . . . . . . . . . . . . .   78
     SECTION 9.07.  Repayment to the Company  . . . . . . . . . . . .   79

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                                   ARTICLE 10
                                   AMENDMENTS

     SECTION 10.01.  Without Consent of Holders . . . . . . . . . . .   79
     SECTION 10.02.  With Consent of Holders  . . . . . . . . . . . .   80
     SECTION 10.03.  Compliance with Trust Indenture Act  . . . . . .   81
     SECTION 10.04.  Revocation and Effect of Consents, Waivers
                       and Actions  . . . . . . . . . . . . . . . . .   81
     SECTION 10.05.  Notation on or Exchange of Securities  . . . . .   82
     SECTION 10.06.  Trustee to Sign Supplemental Indentures  . . . .   82
     SECTION 10.07.  Effect of Amendments and Supplemental Indentures   83

                                   ARTICLE 11
                                  SUBORDINATION

     SECTION 11.01.  Agreement to Subordinate . . . . . . . . . . . .   83
     SECTION 11.02.  Liquidation; Dissolution; Bankruptcy . . . . . .   84
     SECTION 11.03.  Default on Specified Senior Indebtedness . . . .   85
     SECTION 11.04.  No Suspension of Remedies  . . . . . . . . . . .   86
     SECTION 11.05.  When Distribution Must Be Paid Over  . . . . . .   87
     SECTION 11.06.  Notice by the Company  . . . . . . . . . . . . .   87
     SECTION 11.07.  Subrogation  . . . . . . . . . . . . . . . . . .   88
     SECTION 11.08.  Relative Rights  . . . . . . . . . . . . . . . .   88
     SECTION 11.09.  No Waiver of Subordination Provisions  . . . . .   88
     SECTION 11.10.  Distribution or Notice to Representative . . . .   89
     SECTION 11.11.  Rights of Trustee and Paying Agent . . . . . . .   90
     SECTION 11.12.  Authorization to Effect Subordination  . . . . .   91
     SECTION 11.13.  Miscellaneous  . . . . . . . . . . . . . . . . .   91

                                   ARTICLE 12
                                  MISCELLANEOUS

     SECTION 12.01.  Trust Indenture Act Controls . . . . . . . . . .   92
     SECTION 12.02.  Notices  . . . . . . . . . . . . . . . . . . . .   93
     SECTION 12.03.  Communication by Holders with Other Holders  . .   94
     SECTION 12.04.  Certificate and Opinion as to Conditions
                       Precedent  . . . . . . . . . . . . . . . . . .   94
     SECTION 12.05.  Statements Required in Certificate or Opinion  .   94
     SECTION 12.06.  Severability Clause  . . . . . . . . . . . . . .   95
     SECTION 12.07.  Rules by Trustee, Paying Agent and Registrar . .   95
     SECTION 12.08.  Legal Holidays . . . . . . . . . . . . . . . . .   95
     SECTION 12.09.  GOVERNING LAW  . . . . . . . . . . . . . . . . .   95
     SECTION 12.10.  No Recourse Against Others . . . . . . . . . . .   95
     SECTION 12.11.  Successors . . . . . . . . . . . . . . . . . . .   95
     SECTION 12.12.  Multiple Originals . . . . . . . . . . . . . . .   96

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     SIGNATURES . . . . . . . . . . . . . . . . . . . . . . . . . . .   97

     EXHIBIT A Form of Restricted Security                             A-1
     EXHIBIT B Form of Unrestricted Security                           B-1
     EXHIBIT C Form of Legend for Restricted Global Securities         C-1
     EXHIBIT D Form of Legend for Unrestricted Global Securities       D-1
     EXHIBIT E Form of Accredited Investor Letter                      E-1
     EXHIBIT F Guarantors                                              F-1

          INDENTURE, dated as of May 2, 1994, among Charter Medical Corporation, a Delaware corporation (the "Company"), the initial Guarantors listed on Exhibit F, and Marine Midland Bank, a trust company organized and existing under the laws of the State of New York (the "Trustee").

          The parties agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the Company's Senior Subordinated Notes due 2004 issued under this Indenture from time to time:


                                    ARTICLE 1
                   DEFINITIONS AND INCORPORATION BY REFERENCE


          SECTION 1.01.  DEFINITIONS.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. A Person shall be deemed to "control" (including the correlative meanings, the terms "controlling," "controlled by" and "under common control with") another Person if the controlling Person (a) possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of voting securities, by agreement or otherwise, or (b) owns, directly or indirectly, 10% or more of any class of the issued and outstanding equity securities of the controlled Person.

          "Agent" means any Registrar or Paying Agent of the Securities.

          "Asset Sale" means, with respect to any Person, the sale, lease, conveyance, disposition or other transfer by such Person of any of its assets (including by way of a sale-and-leaseback and including the sale or other transfer of any Equity Interests in any Restricted Subsidiary) which results in Net Cash Proceeds of $1,000,000 or more; however, the following shall not constitute an Asset Sale: (i) unless part of a disposition including other assets or operations, (A) dispositions of Cash and Cash Equivalents, (B) payments on or in respect of non-Cash proceeds of Asset Sales, and (C) dispositions of Investments by foreign subsidiaries of the Company in Cash and instruments or securities or in certificates of deposit (or comparable instruments) with banks; (ii) the lease of (A) office space in a

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medical building to healthcare professionals or healthcare goods or services companies for their use or sublease to a similar user or (B) any portion of a hospital (unless the portions of any such hospital so leased in separate transactions constitute more than 50% of such hospital), in the ordinary course of business and in a manner consistent with either past practices or the healthcare industry generally; and (iii) the issuance or sale by the Company of any Equity Interests in the Company.

          "Average Life" means, as of the date of determination, with respect to any debt security, the quotient obtained by dividing (i) the sum of the products of the numbers of years from the date of determination to the dates of each successive scheduled principal payment (assuming the exercise by the obligor of such debt security of all unconditional (other than as to the giving of notice) extension options of each such scheduled payment date) of such debt security multiplied by the amount of such principal payment by (ii) the sum of all such principal payments.

          "Bankruptcy Law" means Title 11 of the United States Code, or any similar Federal or state law for the relief of debtors.

          "Board of Directors" of any corporation means the Board of Directors of such corporation, or any duly authorized committee of such Board of Directors.

          "Book Value" means, with respect to the assets of any Person, the book value of assets of such Person, net of depreciation and other charges and reserves taken with respect to such assets in accordance with GAAP.

          "Business Day" means any day that is not a Saturday, a Sunday or a day on which banking institutions in New York, New York are authorized by law or required by executive order to close.

          "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease which would at such time be so required to be capitalized on the balance sheet in accordance with GAAP.

          "Capital Stock" means any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock (including, without limita-

                                        2

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tion, common and preferred stock), excluding warrants, options or other rights to acquire Capital Stock.

          "Cash" means money or currency or a credit balance in a Deposit
Account.

          "Cash Equivalents" means (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency, instrumentality or sponsored corporation thereof which are rated at least A or the equivalent thereof by Standard & Poor's Corporation or at least A-2 or the equivalent thereof by Moody's Investor Services, Inc., and in each case having maturities of not more than one year from the date of acquisition, (ii) time deposits and certificates of deposit of any domestic commercial bank of recognized standing, having capital and surplus in excess of $100,000,000 with maturities of not more than one year from the date of acquisition, (iii) repurchase obligations with a term of not more than thirty days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (ii) above or any government securities dealer, and (iii) commercial paper rated at least A-1 or the equivalent thereof by Standard & Poor's Corporation or at least P-1 or the equivalent thereof by Moody's Investor Services, Inc., in each case maturing within one year after the date of acquisition.

          "Change in Control" means (a) the sale, lease, transfer or other disposition in one or more related transactions of all or substantially all of the Company's assets, or the sale of substantially all of the Capital Stock or assets of the Company's Subsidiaries that constitutes a sale of substantially all of the Company's assets, to any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act), (b) the merger or consolidation of the Company with or into another corporation, or the merger of another corporation into the Company or any other transaction, with the effect, in any such case, that the stockholders of the Company immediately prior to such transaction hold 50% or less of the total voting power entitled to vote in the election of directors, managers or trustees of the surviving corporation or, in the case of a Permitted Triangular Merger, the parent corporation of the surviving corporation resulting from such merger, consolidation or such other transaction,
(c) any Person (except for the parent corporation of the surviving corporation in a Permitted Triangular Merger) or group acquires beneficial ownership of a majority in interest of

                                        3

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the voting power or voting Capital Stock of the Company, or (d) the liquidation or dissolution of the Company.

          "Closing Date" means the date of consummation of the offering and sale of the Securities.

          "Consolidated Interest Coverage Ratio" means the ratio of (A) Consolidated Net Income plus the sum of Interest Expense, taxes, depreciation and amortization of the Company and its Restricted Subsidiaries (to the extent such items were taken into account in computing the Net Incomes of the Company and each of such Restricted Subsidiaries) for the preceding four fiscal quarters to (B) the Interest Expense of the Company and its Restricted Subsidiaries for the preceding four fiscal quarters; provided that if the Company or any of its Restricted Subsidiaries incurs, assumes, guarantees, repays or redeems any Indebtedness subsequent to the commencement of the period for which the Consolidated Interest Coverage Ratio is being calculated but prior to the event for which the calculation of the Consolidated Interest Coverage Ratio is made, then the Consolidated Interest Coverage Ratio will be calculated giving pro forma effect to any such incurrence, assumption, guarantee or redemption of Indebtedness, or such issuances or redemption of preferred stock, as if the same had occurred at the beginning of the applicable period. In making such calculations on a pro forma basis, interest attributable to Indebtedness bearing a floating interest rate shall be computed as if the rate in effect on the date of computation had been the applicable rate for the entire period.

          "Consolidated Net Assets" means, with respect to any Person, the assets of such Person and its Subsidiaries, less intangible assets of such Person and its Subsidiaries (including, without limitation, franchises, patents, patent applications, trademarks and tradenames, goodwill, excess reorganization value, research and development expenses, and write-ups in the book value of any assets), on a consolidated basis, determined in accordance with GAAP.

          "Consolidated Net Income" means, with respect to any Person for any period, the aggregate of the Net Income of such Person and its Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP, plus the sum of the amount allocated to excess reorganization value, ESOP expense and stock option expense (to the extent such items were taken into account in computing the Net Income of such Person and its Subsidiaries); PROVIDED, HOWEVER, that (i) the Net Income of any Person that is not a

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

Restricted Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid to the referent Person or a Restricted Subsidiary, (ii) the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded and (iii) the cumulative effect of a change in accounting principles shall be excluded.

          "Consolidated Net Worth" of the Company means consolidated stockholders' equity as determined in accordance with GAAP.

          "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator, custodian or similar official under any Bankruptcy Law.

          "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

          "Deposit Account" means a demand, savings, passbook, money market or like account with a commercial bank, savings and loan association or like organization or a government securities dealer, other than an account evidenced by a negotiable certificate of deposit.

          "Depository" means, with respect to any Securities issued under this Indenture in global form, The Depository Trust Company or its nominee, which must be a clearing agency registered under Section 17A of the Exchange Act.

          "Disinterested Director" means, with respect to any specific transaction, any director of the Company that does not have a direct or indirect interest (other than any interest resulting solely from such director's ownership of Equity Interests in the Company) in such transaction.

          "Equity Interests" means (a) Capital Stock, warrants, options or other rights to acquire Capital Stock (but excluding any debt security which is convertible into, or exchangeable for, Capital Stock), and (b) limited and gen-eral partnership interests, interests in limited liability companies, joint venture interests and other ownership interests in any Person.

          "ESOP" means the Employee Stock Ownership Plan of the Company as established on September 1, 1988, and effective as of January 1, 1988, as from time to time amended, and/or the trust created in accordance with such plan pursuant to the Trust Agreement between the Company and the trustee named therein, executed as of September 1, 1988, as the context in which the term "ESOP" is used permits.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the SEC thereunder.

          "Exchange and Registration Rights Agreement" means that certain exchange and registration rights agreement relating to the Securities dated April 22, 1994, between Bear, Stearns & Co. Inc. and BT Securities Corporation, on the one hand, and the Company, on the other hand, as such agreement may be amended, modified or supplemented from time to time.

          "Exchange Offer" means the offer that may be made by the Company pursuant to the Exchange and Registration Rights Agreement to exchange Restricted Securities for Unrestricted Securities.

          "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession, as in effect on the Closing Date.

          "Global Securities" means, collectively, the Restricted Global Securities and the Unrestricted Global Securities.

          "Guarantee" means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness.

          "Guarantor" means (i) each of the Company's Subsidiaries existing on the Closing Date (other than Permitted Joint Ventures and Unrestricted Subsidiaries) and (ii) each other Person that executes a Guarantee of the obligations of the Company under the Securities and this Indenture from time to time in accordance with the provisions of Section 5.09 hereof, and their respective successors and assigns; PROVIDED, HOWEVER, that "Guarantor" shall not include any Person that is released from its Guarantee of the obligations of the Company under the Securities and this Indenture.

          "Holder" or "Securityholder" means a Person in whose name a Security is registered on the Registrar's books.

          "Indebtedness" of any Person means, without duplication, (i) indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than trade payables on terms of 365 days or less incurred in the ordinary course of business), (ii) all Capital Lease Obligations of such Person, (iii) all guarantees of such Person in respect of Indebtedness of others, (iv) at the date of determination thereof, the aggregate amount of all unreimbursed drawings in respect of letters of credit issued for the account of such Person (less the amount of Cash and Cash Equivalents on deposit securing such letters of credit), and (v) all indebtedness, obligations or other liabilities of such Person or of others for borrowed money secured by a Lien on any property of such Person, whether or not such indebtedness, obligations or liabilities are assumed by such Person; PROVIDED, HOWEVER, that all or any portion of Indebtedness that becomes the subject of a defeasance (whether a legal defeasance or a "covenant" or "in substance" defeasance) shall, at all times that such defeasance remains in effect, cease to be treated as Indebtedness for purposes of this Indenture.

          "Indenture" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof, including the provisions of the TIA that are deemed to be a part hereof.

          "Insurance Subsidiaries" means, collectively, Golden Isle Assurance Company, Plymouth Insurance Company, Ltd. and any successors to any of the foregoing.

          "Interest Expense" of any Person means, for any period for which the determination thereof is to be made,

(A) the sum of the aggregate amount of (i) interest in respect of Indebtedness (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing), (ii) all but the principal component of rentals in respect of Capital Lease Obligations, paid, accrued or scheduled to be paid or accrued by such Person during such period, (iii) capitalized interest and (iv) amortization of original issue discount and deferred financing costs, all as determined in accordance with GAAP, less (B) interest expense attributable to Unrestricted Subsidiaries.

          "Investment" means, when used with respect to any Person, any direct or indirect advance, loan or other extension of credit (other than the creation of receivables in the ordinary course of business) or capital contribution by such Person (by means of transfers of property (other than Equity Interests in the Company) to others or payments for property or services for the account or use of others, or otherwise) to any other Person, or any direct or indirect purchase or other acquisition by such Person of a beneficial interest in capital stock, bonds, notes, debentures or other securities issued by any other Person, or any Guarantee by such Person of the Indebtedness of any other Person (in which case such Guarantee shall be deemed an Investment in such other Person in an amount equal to the aggregate amount of Indebtedness so guaranteed).

          "Lien" means any mortgage, pledge, security interest, charge, hypothecation, collateral assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), or security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement, other than notice filings not perfecting a security interest, under the Uniform Commercial Code or comparable law of any jurisdiction, domestic or foreign, in respect of any of the foregoing).

          "Net Cash Proceeds" means, with respect to any Asset Sale, the proceeds of such Asset Sale in the form of Cash or Cash Equivalents, including payments in respect of deferred payment obligations (to the extent corresponding to the principal, but not the interest, component thereof) when received in the form of Cash or Cash Equivalents (except to the extent such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary of the Company), casualty loss insurance proceeds, condemnation awards and proceeds from the conversion of other property received when converted to Cash or Cash Equivalents, net of (i) brokerage commissions and other fees and expenses related to such Asset Sale, (ii) provision for all taxes (whether or not such taxes will actually be paid or are payable) as a result of such Asset Sale without regard to the consolidated results of operations of the Company and its Subsidiaries, taken as a whole, (iii) payments made to repay Indebtedness or any other obligation outstanding at the time of such Asset Sale that either (A) in the case of a sale of all of the Equity Interests in any Restricted Subsidiary, is a direct obligation of such Restricted Subsidiary or
(B) is required to be paid in connection with such sale, and (iv) appropriate amounts to be provided by the Company or any Restricted Subsidiary of the Company as a reserve against any liabilities associated with such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under indemnification obligations associated with such Asset Sale, all as determined in conformity with GAAP.

          "Net Income" means, with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP, excluding, however, any gain or loss, together with any related provision for taxes on such gain or loss, realized in connection with any Asset Sale (including, without limitation, dispositions pursuant to sale-and-leaseback transactions), and excluding any extraordinary gain or loss, together with any related provision for taxes on such extraordinary gain or loss.

          "New Credit Agreement" means collectively (a) the Second Amended and Restated Credit Agreement dated as of the Closing Date, among the Company, the banks and other financial institutions named therein and Bankers Trust Company, as Agent, (b) the Second Amended and Restated Subsidiary Credit Agreement dated as of the Closing Date, among certain Subsidiaries of the Company named therein, the banks and other financial institutions named therein and Bankers Trust Company, as Agent, and (c) each note, guaranty, mortgage, pledge agreement, security agreement and other instrument and document from time to time entered into pursuant to or in respect of either such credit agreement or any such guaranty, as each such credit agreement and other document may be amended, restated, supplemented, extended, renewed or otherwise modified from time to time.

          "Non-Global Securities" means, collectively, the Restricted Non-Global Securities and the Unrestricted Non-Global Securities.

          "Non-Recourse Indebtedness" shall mean any Indebtedness of the Company or any of its Restricted Subsidiaries if the holder of such Indebtedness has no recourse, direct or indirect, absolute or contingent, to the general assets of the Company or any of its Restricted Subsidiaries.

          "Officer" means, with respect to any corporation, the Chairman of the Board, any Vice Chairman, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer or any Assistant Secretary of such corporation.

          "Officers' Certificate" means a written certificate signed in the name of the Company by any two of its Officers, and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion rendered by legal counsel who may be counsel to the Company and who is acceptable to the Trustee.

          "Permitted Investments" means (a) any Investments in the Company or in a Restricted Subsidiary other than a Permitted Joint Venture; (b) any Investments in Cash or Cash Equivalents; (c) Investments by the Company or any Restricted Subsidiary in a Person, if as a result of such Investment (i) such Person becomes a Restricted Subsidiary of the Company or (ii) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or a Restricted Subsidiary; (d) loans and advances to employees not exceeding $500,000 per individual at any one time and $5,000,000 outstanding in the aggregate at any one time; (e) Investments in Group Practice Affiliates, Inc. and its Subsidiaries, and in the Technologies and Management Information Unit and its Subsidiaries, not to exceed $70,000,000 in the aggregate at any one time; (f) Investments in a Permitted Joint Venture, provided that (A) after giving effect to such Investment, the Company's Consolidated Interest Coverage Ratio is at least 2.00, (B) no Default or Event of Default has occurred and is continuing or would result therefrom, (C) if such Investment in such Permitted Joint Venture is in excess of $5,000,000, such Investment is approved by a majority of the Disinterested Directors of the Company and (D) if such Investment in such Permitted Joint Venture is in excess of $25,000,000, the Company has received an opinion from a nationally recognized investment banking firm that such Investment is fair to the Company, from a financial point of view; (g) Permitted Minority Investments, provided that (A) after giving effect to such Investments, the Company's Consolidated Interest Coverage Ratio is at least 2.00, (B) no Default or Event of Default has occurred and is continuing or would result therefrom, (C) the sum of (x) the Book Value of such Permitted Minority Investment together with the aggregate Book Values of all other Permitted Minority Investments of the Company and its Restricted Subsidiaries (the Book Value of each such Permitted Minority Investment determined as of the date such Investment was made), and (y) the aggregate Book Value of assets of all Guarantors that have become Permitted Joint Ventures (determined for each such Guarantor as of the time immediately prior to the transaction pursuant to which it became a Permitted Joint Venture), does not exceed $100,000,000, (D) if such Permitted Minority Investment is in excess of $5,000,000, the Permitted Minority Investment is approved by a majority of the Disinterested Directors of the Company and (E) if such Permitted Minority Investment is in excess of $25,000,000, the Company has received an opinion from a nationally recognized investment banking firm that the Permitted Minority Investment is fair to the Company, from a financial point of view; (h) Investments constituting non-Cash proceeds of Asset Sales; (i) Investments by foreign subsidiaries of the Company in Cash and instruments or securities of the highest grade investment available in local currencies or in certificates of deposit (or comparable instruments) with banks with which such Subsidiary regularly transacts business; (j) Investments in foreign Unrestricted Subsidiaries not to exceed at any one time the equivalent in foreign currencies of $25,000,000 in U.S. Dollars in the aggregate; and (k) additional Investments not to exceed $10,000,000 outstanding at any one time.

          "Permitted Joint Venture" means a Subsidiary of the Company (i) which is not a Wholly-owned Subsidiary of the Company, (ii) which is in a healthcare or a healthcare-related business, and (iii) in which the Company or any Restricted Subsidiary (A) has at least a majority of the Equity Interests and
(B) is entitled to elect or appoint the directors, managers or trustees thereof, as applicable.

          "Permitted Minority Investment" means any Investment in any Person (i) which is in the healthcare or healthcare-related business and (ii) in which the Company and its Restricted Subsidiaries (A) have less than a majority of the

Equity Interests or (B) are not entitled to elect or appoint the directors, managers or trustees thereof, as applicable.

          "Permitted Triangular Merger" means a merger immediately after the consummation of which all of the outstanding Capital Stock of the Company or of the entity into which the Company is merged is owned beneficially and of record by a parent holding company.

          "Person" means any individual, corporation, partnership, joint venture, incorporated or unincorporated association, joint-stock company, limited liability company, trust, unincorporated organization or government or other agency or political subdivision thereof or other entity of any kind.

          "Qualified Institutional Buyer" or "QIB" shall have the meaning specified in Rule 144A under the Securities Act.

          "Redeemable Stock" means any Equity Interest which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable before the Stated Maturity of the Securities), or upon the happening of any event, matures or is mandatorily redeemable, in whole or in part, prior to the Stated Maturity of the Securities.

          "Redemption Date" or "redemption date" means the date specified for redemption of the Securities in accordance with the terms of the Securities and this Indenture.

          "Redemption Price" or "redemption price" shall have the meaning set forth in paragraph 5 of the Securities.

          "Restricted Global Security" means a Security issued under this Indenture in global form registered in the name of an eligible nominee of the Depository in accordance with Section 2.01 and bearing the legends set forth in Exhibit C.

          "Restricted Non-Global Security" means a Security issued under this Indenture in the form of and bearing the legend set forth in Exhibit A.

          "Restricted Securities" means, collectively, the Restricted Non-Global Securities and Restricted Global Securities.

          "Restricted Subsidiary" means each of the Subsidiaries of the Company that has not been designated an Unrestricted Subsidiary.

          "Rights Plan" means the Company's Share Purchase Rights Plan dated July 21, 1992, as amended prior to the date of this Indenture and as hereafter amended, restated, supplemented or otherwise modified from time to time.

          "SEC" means the Securities and Exchange Commission and any successor thereto.

          "Securities" means collectively, unless the context expressly provides otherwise, all 11 1/4% Senior Subordinated Notes due 2004 issued in any form under this Indenture.

          "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the SEC thereunder.

          "Securities Custodian" means Marine Midland Bank, as custodian with respect to the Securities in global form, or any successor entity thereto.

          "Securityholder" or "Holder" means a Person in whose name a Security is registered on the Registrar's books.

          "Significant Subsidiary" means any Subsidiary of the Company which has total assets in excess of $1,000,000 or which holds the capital stock of a Significant Subsidiary.

          "Specified Senior Indebtedness" means Senior Indebtedness under the New Credit Agreement or any replacement or substitute facility or facilities thereof and each single issue of other Senior Indebtedness having an outstanding principal balance of $50,000,000 or more.

          "Stated Maturity," when used with respect to any Security, means the date specified in such Security as the fixed date on which an amount equal to the principal of such Security is due and payable.

          "Subsidiary" means any corporation, association, limited or general partnership, limited liability company, joint venture or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other Equity Interests entitled (without regard to the occurrence of any contingency) to vote generally in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of that Person or a combination thereof.

          "Technologies and Management Information Unit" means the Subsidiary of the Company formed or to be formed for the purpose of conducting management and information systems businesses, which may include Strategic Advantage, Inc.

          "TIA" means the Trust Indenture Act of 1939, as amended and as in effect on the date of this Indenture; PROVIDED, HOWEVER, that in the event the TIA is amended after such date, TIA means, to the extent required by any such amendment, the TIA as so amended.

          "Trust Officer," when used with respect to the Trustee, means the chairman or vice-chairman of the Board of Directors, the chairman or vice-chairman of the executive committee of the Board of Directors, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Trustee" means the party named as the "Trustee" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor.

          "Unrestricted Global Security" means a Security issued under this Indenture in global form registered in the name of an eligible nominee of the Depository in accordance with Section 2.01 of this Indenture and bearing the legend set forth in Exhibit D.

          "Unrestricted Non-Global Security" means a Security issued under this Indenture in the form of Exhibit B.

          "Unrestricted Securities" means, collectively, the Unrestricted Non-Global Securities and the Unrestricted Global Securities.

          "Unrestricted Subsidiary" means (i) any of Group Practice Affiliates, Inc. and its Subsidiaries, and the Technologies and Management Information Unit and its Subsidiaries, (ii) the Insurance Subsidiaries, (iii) Societe Anonyme de La Metairie, (iv) any Subsidiary of the Company or a Restricted Subsidiary (a) that, at the time of determination, shall be designated by the Board of Directors of the Company as an Unrestricted Subsidiary as provided below and (b) all of the Indebtedness of which shall be non-recourse to the Company and its Restricted Subsidiaries, and (v) any Subsidiary of an Unrestricted Subsidiary; provided that, notwithstanding clause (iv)(b) above, the Company or any Subsidiary of the Company may guarantee, endorse, agree to provide funds for the payment or maintenance of, or otherwise become directly or indirectly liable with respect to, Indebtedness of an Unrestricted Subsidiary but only to the extent that the Company or such Subsidiary could make an Investment in such Unrestricted Subsidiary pursuant to Section 5.06 and any such guarantee, endorsement or agreement shall be deemed an incurrence of Indebtedness by the Company or such Subsidiary for purposes of Section 5.08. For up to six months after the acquisition or formation of a Subsidiary, the Board of Directors may designate such Subsidiary as an Unrestricted Subsidiary unless such Subsidiary owns any Capital Stock of any Restricted Subsidiary. Any such designation by the Board of Directors of the Company shall be evidenced by filing with the Trustee a certified copy of the resolution of the Board of Directors of the Company giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing conditions.

          "U.S. Government Obligations" means money or direct noncallable obligations of, or noncallable obligations guaranteed by, the United States of America for the payment of which guarantee or obligation the full faith and credit of the United States is pledged.

          "Wholly-owned Subsidiary" of any person means any Subsidiary of such Person to the extent 95% or more of the entire voting share capital of such Subsidiary is owned by such Person (either directly or indirectly through Wholly-owned Subsidiaries).

                        SECTION 1.02.  OTHER DEFINITIONS.

                                                     Defined in
          Term                                        Section
          ----                                       ----------

          "Acceleration Notice"  . . . . . . . . . . .  7.02
          "Beneficial Owner" . . . . . . . . . . . . .  2.15
          "Act"  . . . . . . . . . . . . . . . . . . .  1.05
          "Change in Control Offer"  . . . . . . . . .  5.14
          "Change in Control Payment Date" . . . . . .  4.08
          "Change in Control Purchase Price" . . . . .  5.14
          "Contributor"  . . . . . . . . . . . . . . .  3.07
          "DTC"  . . . . . . . . . . . . . . . . . . .  2.03
          "Event of Default" . . . . . . . . . . . . .  7.01
          "Excess Proceeds"  . . . . . . . . . . . . .  5.15
          "Excess Proceeds Offer"  . . . . . . . . . .  5.15
          "Excess Proceeds Offer Payment Date" . . . .  4.08
          "Excess Proceeds Purchase Price" . . . . . .  5.15
          "Funding Party"  . . . . . . . . . . . . . .  3.07
          "Interest Payment Date"  . . . . . . . . . .  4.05
          "Legal Holiday"  . . . . . . . . . . . . . . 12.08
          "Non-Payment Default"  . . . . . . . . . . . 11.03
          "Notice of Default"  . . . . . . . . . . . .  7.01
          "Obligations"  . . . . . . . . . . . . . . .  3.01
          "Paying Agent" . . . . . . . . . . . . . . .  2.03
          "Payment Default"  . . . . . . . . . . . . . 11.03
          "Permitted Junior Securities"  . . . . . . . 11.02
          "Refinancing Indebtedness" . . . . . . . . .  5.08
          "Register" . . . . . . . . . . . . . . . . .  2.03
          "Registrar". . . . . . . . . . . . . . . . .  2.03
          "Senior Indebtedness"  . . . . . . . . . . . 11.01

          SECTION 1.03. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT. Whenever this Indenture refers to a provision of the TIA, such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

          "Commission" means the SEC.

          "Indenture securities" means the Securities.

          "Indenture security holder" means a Security-holder.

          "Indenture to be qualified" means this Indenture.

          "Indenture trustee" or "institutional trustee" means the Trustee.

          "Obligor" on the indenture securities means the Company.

          All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

          SECTION 1.04. RULES OF CONSTRUCTION. Unless the context otherwise requires:

          (1) A term has the meaning assigned to it herein, whether defined expressly or by reference;

          (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

          (3)  "or" is not exclusive;

          (4)  "including" means including, without limitation;

          (5) words in the singular include the plural, and words in the plural include the singular; and

          (6) "herein," "hereof" and other words of similar nature refer to this Indenture as a whole and not to any particular or individual article, section or part of an article or section (unless the context clearly otherwise requires).

          SECTION 1.05.  ACTS OF HOLDERS.

          (1) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (2) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee deems sufficient.

          (3)  The ownership of Securities shall be proved by the Register.

          (4) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          (5) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other act, the Company may, at its option, by or pursuant to a resolution of its Board of Directors, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                                    ARTICLE 2
                                 THE SECURITIES

          SECTION 2.01. FORM AND DATING. The Restricted Non-Global Securities and the Trustee's certificate of authentication thereon shall be substantially in the form of Exhibit A hereto. The Unrestricted Non-Global Securities and the Trustee's certificate of authentication thereon shall be substantially in the form of Exhibit B. Restricted Global Securities shall be in the form of Exhibit A hereto except that the legend on the face of such Security shall be in the form of the legend set forth in Exhibit C hereto. Unrestricted Global Securities shall be in the form of Exhibit B hereto and bearing the legend set forth in Exhibit D hereto. The Securities may have notations, legends or endorsements required by law, stock exchange rule or agreements to which the Company is subject, if any, or usage. The Company shall approve the form of the Securities and any notation, legend or endorsement on them, and such approval shall be evidenced by the execution of such Securities by two Officers of the Company. Each Security shall be dated the date of its authentication.

          The Securities may be issued in global form, as either Restricted Global Securities or Unrestricted Global Securities. Global Securities shall be registered in the name of a nominee of the Depository and deposited with the Trustee, at its New York office, in its capacity as Securities Custodian, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Company, the Trustee and any agent thereof shall be entitled to treat the Depository or its nominee, as the case may be, as the sole owner and holder of such Global Securities for all purposes. Each Global Security shall evidence such of the outstanding Securities as shall be specified therein and each shall provide that it shall evidence the aggregate principal amount of outstanding Securities from time to time endorsed thereon, and that the aggregate principal amount of outstanding Securities represented thereby may from time to time be reduced or increased, as applicable, to reflect exchanges, redemptions, and other similar transactions. Any endorsement of a Global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee or the Securities Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof.

          Securities issued by the Company and authenticated and delivered by the Trustee under this Indenture in reliance on Rule 144A under the Securities Act shall be issued in the form of Restricted Securities in definitive, fully registered form, without interest coupons, either as Restricted Global Securities or Restricted Non-Global Securities, with such legends as appear thereon.

          The terms and provisions contained in the forms of the Securities, annexed hereto as Exhibits A, B, C and D, shall constitute, and are hereby expressly made, a part of this Indenture. To the extent applicable, the Company, the Guarantors and the Trustee by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

          SECTION 2.02. EXECUTION AND AUTHENTICATION; AGGREGATE PRINCIPAL AMOUNT. Two Officers shall sign the Securities for the Company by facsimile or manual signature. The Company's seal may be reproduced or imprinted on the Securities, by facsimile or otherwise.

          If a Person whose signature is on a Security as an Officer no longer holds that office or position at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

          A Security shall not be valid until the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

          The Trustee shall authenticate and make available for delivery (i) Restricted Securities for original issuance in an aggregate principal amount at maturity of $375,000,000 and (ii) Unrestricted Securities from time to time for issuance only in exchange for a like principal amount of Restricted Securities, in each case upon a written order of the Company signed by an Officer of the Company and delivered to the Trustee. The order shall specify the amount of Securities to be authenticated, the date on which the Securities are to be authenticated and whether the Securities are to be Restricted Securities or Unrestricted Securities. The aggregate principal amount of Securities outstanding at any time under this Indenture may not exceed $375,000,000, except as provided in Section 2.07 of this Indenture.

          The Securities shall be issuable only in registered form, without coupons, and only in minimum denominations of $1,000 and any integral multiple thereof.

          The Trustee may appoint an authenticating agent acceptable to the Company to authenticate the Securities, which authenticating agent shall be compensated by the Company. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Except as provided in the preceding sentence, each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as any Agent.

          SECTION 2.03. REGISTRAR AND PAYING AGENT. The Company shall maintain an office or agency within the City of New York, Borough of Manhattan, where Securities may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Securities may be presented for payment ("Paying Agent"). Unless otherwise designated by the Company, the Company's office or agency maintained for such purpose in the City of New York, Borough of Manhattan, will be the office of the Trustee. The Securities will be payable both as to principal and interest at the office of the Paying Agent, or, at the option of the Company, payment of interest may be made by check mailed to the Holders of the Securities at their respective addresses set forth in the register of Holders of Securities. The Registrar shall keep a register of the Securities, the names and addresses of the Securityholders and of the transfer and exchange of the Securities (the "Register"). The Company may have one or more co-Registrars and one or more additional Paying Agents. The term "Registrar" includes any co-Registrar and the term "Paying Agent" includes any additional Paying Agent. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

          The Company shall enter into an appropriate written agency agreement with any Agent not a party to this Indenture. Each such agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall give prompt written notice to the Trustee of the name and address of any such Agent and any change in the address of such Agent. The Company may change an Agent without prior notice to the Holders. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to receive appropriate compensation therefor in accordance with
Section 8.07 of this Indenture.

          The Company initially appoints the Trustee to act as Registrar and Paying Agent in connection with the Securities. The Company initially appoints The Depository Trust Company ("DTC") to act as Depository with respect to any Restricted Global Securities and initially appoints the Trustee to act as Securities Custodian with respect to any Restricted Global Securities.

           SECTION 2.04. PAYING AGENT TO HOLD MONEY IN TRUST. The Company shall require each Paying Agent other than the Trustee to agree in writing that such Paying Agent shall hold in trust for the benefit of Securityholders all money held by the Paying Agent for the payment of principal, premium, if any, or interest on the Securities, and such Paying Agent shall notify the Trustee of any default by the Company in making any such payment. If the Company or any of its Subsidiaries acts as Paying Agent, it shall segregate the money and hold it as a separate trust fund for the benefit of Securityholders. The Company at any time may require a Paying Agent to pay all money held by it as Paying Agent to the Trustee and account for any funds disbursed, and the Trustee may at any time during the continuance of any Payment Default, upon written request to a Paying Agent, require such Paying Agent to pay all money held by it as Paying Agent to the Trustee and to account for any funds disbursed. Upon doing so, the Paying Agent shall have no further liability for the money so paid over to the Trustee.

          SECTION 2.05. SECURITYHOLDER LISTS. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders and shall otherwise comply with the provisions of TIA Section 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least ten Business Days before each Interest Payment Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders, and the Company shall otherwise comply with the provisions of TIA Section 312(a).

          The Trustee shall be entitled to rely upon a certificate of the Registrar, the Company or another Paying Agent, as the case may be, as to the names and addresses of the Securityholders and the principal amounts and serial numbers of the Securities.

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

          SECTION 2.06.  TRANSFER AND EXCHANGE.

          (a) TRANSFER AND EXCHANGE OF NON-GLOBAL SECURITIES. When Non-Global Securities are presented to the Registrar with the request:

     (x)  to register the transfer of such Securities; or

     (y) to exchange such Securities for an equal principal amount of Non-Global Securities of other authorized denominations,

the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met; PROVIDED, HOWEVER, that the Non-Global Securities presented or surrendered for register of transfer or exchange:

          (i) shall be duly endorsed and accompanied by a written instruction of transfer in form and substance satisfactory to the Company and the Registrar duly executed by the Holder thereof or by its attorney-in-fact, duly authorized in writing; and

         (ii) in the case of Restricted Non-Global Securities shall be accompanied by the following additional information and documents, as applicable:

               (A) if such Restricted Non-Global Securities are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in substantially the form of the Assignment Form provided in Exhibit A to this Indenture); or

               (B) if such Restricted Non-Global Securities are being transferred to a Qualified Institutional Buyer in accordance with Rule 144A under the Securities Act, pursuant to the resale limitations of Rule 144 under the Securities Act, or pursuant to an effective registration statement under the Securities Act, a certification to that effect from the transferor (in substantially the form of the Assignment Form provided in Exhibit A to this Indenture); and an opinion of counsel from the transferee in form and scope reasonably acceptable to the Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act; or

               (C) if such Restricted Non-Global Securities are being transferred (other than by the means specified in clause (B) above) in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect from the transferor (in substantially the form of the Assignment Form provided in Exhibit A to this Indenture), and an opinion of counsel from the transferee in form and scope reasonably acceptable to the Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act.

          (b) RESTRICTIONS ON TRANSFER OF A RESTRICTED NON-GLOBAL SECURITY FOR A BENEFICIAL INTEREST IN A RESTRICTED GLOBAL SECURITY. A Restricted Non-Global Security may be transferred at any time in accordance with Rule 144A under the Securities Act to a Qualified Institutional Buyer upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Restricted Non-Global Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

           (i) a certification from the transferor, (substantially in the form of the Assignment Form provided in Exhibit A to this Indenture), that such Restricted Non-Global Security is being transferred to a Qualified Institutional Buyer in accordance with Rule 144A under the Securities Act and an opinion of counsel from the transferee in form and scope reasonably acceptable to the Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act; and

          (ii) written instructions directing the Trustee or the Securities Custodian, as applicable, to make an endorsement on the Restricted Global Security to reflect an increase in the aggregate principal amount of the Securities represented by the Restricted Global Security, then the Trustee shall cancel such Restricted Non-Global Security and cause, or direct the Securities Custodian to cause, in accordance with the standing instructions and procedures existing between the Depository and the Securities Custodian, the aggregate principal amount of Securities represented by the Restricted Global Security to be increased correspondingly and an endorsement shall be made on such Restricted Global Security, by the Trustee or the Securities Custodian, at the direction of the Trustee, to reflect such increase. If no Restricted Global Securities are then outstanding, the Company shall issue and execute and the Trustee shall authenticate and deliver to the Securities Custodian (who, in turn, shall enter into appropriate arrangements with the Depository) a new Restricted Global Security in the appropriate aggregate principal amount.

          (c) TRANSFER AND EXCHANGE OF GLOBAL SECURITIES. The transfer and exchange of Global Securities or the beneficial interests therein shall be effected through the Depository, in accordance with this Indenture (including the restrictions on transfer set forth herein) and the procedures of the Depository and its participants therefor.

          (d) RESTRICTIONS ON THE TRANSFER AND EXCHANGE OF A BENEFICIAL INTEREST IN A GLOBAL SECURITY FOR A NON-GLOBAL SECURITY.

          (i) Except in the circumstances set forth below in subsection (f) of this Section 2.06, any Person having a beneficial interest in a Restricted Global Security may not exchange such beneficial interest for a Restricted Non-Global Security.

         (ii) Upon receipt by the Trustee of (A) written instructions or such other form of instructions from the Depository or its nominee as is customary for the Depository on behalf of any Person having a beneficial interest in a Global Security, (B) a written order of such

               Person requesting issuance of a Non-Global Security and containing registration instructions and (C) in the case of Restricted Securities only, the following additional information and documents (all of which may be submitted by facsimile):

               (a) if such beneficial interest is being transferred to a Qualified Institutional Buyer in accordance with Rule 144A under the Securities Act, pursuant to the resale limitations of Rule 144 under the Securities Act, or pursuant to an effective registration statement under the Securities Act, a certification to that effect from the transferor (in substantially the form of the Assignment Form provided in Exhibit A to this Indenture) and an opinion of counsel from the transferee in form and scope reasonably acceptable to the Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act; or

               (b) if such beneficial interest is being transferred (other than by the means specified in clause (a) above) in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect from the transferor (in substantially the form of the Assignment Form provided in Exhibit A to this Indenture) and an opinion of counsel from the transferee in form and scope reasonably acceptable to the Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act, the Trustee or the Securities Custodian, at the direction of the Trustee, shall cause, in accordance with the standing instructions and procedures then existing between the Depository and the Securities Custodian, the aggregate principal amount of the Restricted Global Security to be reduced and, following such reduction, the Company shall issue and, upon receipt of an authentication order accompanied by or in the form of an Officers' Certificate, the Trustee shall authenticate and deliver to the transferee a Restricted Non-Global Security.

     (e) RESTRICTIONS ON TRANSFER AND EXCHANGE OF GLOBAL SECURITIES. Notwithstanding any other provisions of this Indenture (other than the provisions set forth below in subsection (f) of this Section 2.06), a Global Security may not be transferred as a whole except by the Depository to a nominee of the Depository, by a nominee of the Depository to the Depository or another nominee of the Depository, or by the Depository or any of its nominees to a successor Depository or a nominee of such successor Depository, who in all cases are eligible to serve in such capacities under Section 17A of the Exchange Act and applicable law.

          (f) EXCHANGE OF A BENEFICIAL INTEREST IN A GLOBAL SECURITY FOR A NON-GLOBAL SECURITY.

          (i) If (A) the Depository notifies the Company that it is unwilling or unable to continue serving as Depository for such Securities and a successor depository is not appointed by the Company pursuant to Section 2.15 of this Indenture, (B) there is a determination that the Depository has ceased to be a clearing agency registered under Section 17A of the Exchange Act and a successor Depository is not appointed by the Company pursuant to
               Section 2.15 of this Indenture or (C) the Company, in its sole discretion, elects to cause the issuance of Restricted Non-Global Securities under this Indenture in exchange for Restricted Global Securities, then (X) the Company shall so notify the Trustee, (Y) the Trustee shall cause the Securities Custodian to deliver the Global Securities held by such Depository to the Trustee and upon receipt thereof shall cancel such Global Securities and (Z) the Company shall issue, and upon receipt of an authentication order accompanied by or in the form of an Officers' Certificate, the Trustee shall authenticate and deliver Non-Global Securities to such Persons and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants, shall instruct the Trustee.

         (ii) If an Event of Default with respect to the Securities and this Indenture occurs and is continuing and an owner of a beneficial interest in a Restricted Global Security notifies the Trustee of such Event of Default and requests in writing that its interest in the Restricted Global Security be exchanged for Restricted Non-Global Securities, then the Trustee, or the Securities Custodian at the direction of the Trustee, shall cause, in accordance with the standing instructions and procedures then existing between the Depository and the Securities Custodian, the aggregate principal amount of the Restricted Global Security to be reduced and, following such reduction, the Company shall issue and, upon receipt of an authentication order accompanied by or in the form of an Officers' Certificate, the Trustee shall authenticate and deliver Restricted Non-Global Securities to such Person.

          (g)  LEGENDS.

          (i) Except as permitted by subparagraph (ii) below, each certificate evidencing the Restricted Securities (and all Restricted Securities issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form:

                    THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY PERSON EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER
                    (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR
                    (B) IT IS AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) WHO IS AN INSTITUTION (AN "INSTITUTIONAL ACCREDITED INVESTOR"), (2) AGREES THAT IT WILL NOT PRIOR TO THE DATE WHICH IS THREE YEARS AFTER THE LATER OF THE DATE OF ORIGINAL

                    ISSUANCE OF THIS NOTE AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS NOTE (THE "RESALE RESTRICTION TERMINATION DATE") RESELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE, EXCEPT (A) TO THE ISSUER,
                    (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH THE RESALE PROVISIONS OF RULE 144A UNDER THE SECURITIES ACT, (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A WRITTEN CERTIFICATION CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (D) PURSUANT TO THE RESALE LIMITATIONS PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF ITS PROPERTY OR THE PROPERTY OF SUCH ACCOUNT BE AT ALL TIMES WITHIN ITS CONTROL AND TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE FOREGOING RESTRICTIONS ON RESALE WILL NOT

                    APPLY SUBSEQUENT TO THE RESALE RESTRICTION TERMINATION DATE.

         (ii) Upon any resale or transfer of Restricted Securities pursuant to the resale limitations of Rule 144 under the Securities Act or an effective registration statement under the Securities Act:

               (A) in the case of any Restricted Non-Global Securities, the Registrar shall permit the Holder thereof to exchange such Restricted Non-Global Securities for Unrestricted Non-Global Securities that do not bear the legend set forth in
                    Section 2.06(g)(i) above and rescind any restriction and "stop" instructions on the transfer of such Restricted Non-Global Securities; and

               (B) in the case of any Restricted Global Securities, such Restricted Global Securities shall neither be subject to the provisions nor bear the legend set forth in Section 2.06(g)(i) above; PROVIDED, HOWEVER, that with respect to any request for an exchange of Restricted Global Security for an Unrestricted Security which request is made in reliance upon Rule 144, the Holder thereof shall, in addition to all applicable requirements set forth in this
                    Section 2.06, certify in writing to the Registrar that such request is being made pursuant to Rule 144 (such certification to be substantially in the form of the Assignment Form provided in Exhibit A to this Indenture).

         (iii) Notwithstanding the foregoing, upon consummation of the Exchange Offer, the Company shall issue, and, upon receipt of an authentication order in accordance with Section 2.02 hereof, the Trustee shall authenticate and deliver, Unre-stricted Securities in exchange for Restricted Securities accepted for exchange and exchanged in the Exchange Offer, which Unrestricted Securities shall not bear the legend set forth in
               Section 2.06(g)(i) above, and the Registrar shall rescind any restriction and "stop" instructions on the transfer of such Securities, in each case unless the Holder of such Securities is either (A) a broker-dealer who purchased such Securities directly from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act, (B) a person who has acquired the Securities in other than the ordinary course of business, (C) a Person participating in the distribution of the Securities or (D) a Person who is an affiliate (as defined in Rule 144A) of the Company.

          (h) CANCELLATION AND/OR ADJUSTMENT OF RESTRICTED GLOBAL SECURITY. At such time as all beneficial interests in a Restricted Global Security have either been exchanged for individually denominated Securities, redeemed, repurchased or cancelled, such Restricted Global Security shall be returned to or retained and cancelled by the Trustee or the Securities Custodian, as applicable. At any time prior to such cancellation, if any beneficial interest in a Restricted Global Security is exchanged for Non-Global Restricted Securities, redeemed, repurchased or cancelled, the aggregate principal amount of Securities represented by such Restricted Global Security shall be reduced correspondingly and an endorsement shall be made on such Restricted Global Security, by the Trustee or the Securities Custodian, at the direction of the Trustee, to reflect such reduction.

          (i) OBLIGATIONS WITH RESPECT TO TRANSFERS AND EXCHANGES OF NON-GLOBAL SECURITIES.

               (i) To permit registrations of transfers and exchanges, the Company shall issue and the Trustee shall authenticate and deliver Restricted Securities and Unrestricted Securities at the Registrar's request upon satisfaction of the requirements for such transfer or exchange, if any.

              (ii) No service charge shall be made to a Holder for any registration or transfer or exchange, but the Company or the Trustee may require from the Holder payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer tax or similar governmental charge payable upon exchanges pursuant to Section 2.10, which shall be paid by the Company).

             (iii) The Registrar shall not be required to register the transfer or exchange of any Restricted Non-Global Security or Unrestricted Security selected for redemption in whole or in part pursuant to Article 4, except the unredeemed portion of any Non-Global Security being redeemed in part.

              (iv) All Restricted Securities and Unrestricted Securities issued upon any registration of transfer or exchange of Restricted Securities and Unrestricted Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under the Indenture, as the Securities for which they were issued upon exchange.

               (v)  The Company and the Registrar shall not be required

                    (A) to issue, register the transfer of or exchange Securities during the period beginning at the opening of business on the 15th day next preceding the date of any selection of Securities for redemption and ending at the close of business on the date of selection, or

                    (B) to register the transfer of any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

              (vi) Prior to due presentment for registration of transfer of any Security, the Trustee, any Paying Agent, any Registrar and the Company may deem and treat the Person in whose name any Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of, premium, if any, and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and neither the Trustee, any Paying Agent, any Registrar nor the Company shall be affected by notice to the contrary.

          SECTION 2.07. REPLACEMENT SECURITIES. If a mutilated Security is surrendered to the Trustee or if the Company and the Trustee receive evidence to their satisfaction that such Security has been lost, destroyed or wrongfully taken, the Company shall issue a replacement Security, and the Trustee shall authenticate such replacement Security if the Trustee's requirements are met. If required by the Trustee or the Company, an indemnity bond must be provided by the Securityholder that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any Agent or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Company and the Trustee may charge such Holder for its expenses in replacing a Security.

          Every replacement Security is an additional obligation of the Company.

          SECTION 2.08. OUTSTANDING SECURITIES. Securities outstanding at any time are all Securities that have been authenticated by the Trustee, except for those cancelled by it, those delivered to it for cancellation and those described in this Section 2.08 as not outstanding. A Security does not cease to be outstanding because the Company or one of its Affiliates holds the Security.

          If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a BONA FIDE purchaser without notice of the replacement.

          If the Paying Agent holds, in accordance with this Indenture, on the Stated Maturity or any redemption date, money sufficient to pay all principal and interest on the Securities payable on that date, then on and after that date such Securities shall be deemed to be no longer outstanding and interest on them shall cease to accrue.

          Upon a "legal defeasance" pursuant to Article 9, the Securities shall be deemed to be outstanding to the extent provided in the applicable Section of
Article 9.

          SECTION 2.09. TREASURY SECURITIES. In determining whether the Holders of the required principal amount of Securities have concurred in any request, demand, authorization, direction, notice, waiver, consent or other action, Securities owned by the Company or any of its Affiliates and the voting rights related to such Securities shall be disregarded, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded.

          SECTION 2.10. TEMPORARY SECURITIES. Until definitive Securities are ready for delivery, the Company may prepare, and the Trustee shall authenticate, upon written order of the Company signed by an Officer thereof, temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare, and the Trustee shall authenticate, definitive Securities in exchange for temporary Securities.

          Until such exchange, such temporary Securities shall be entitled to the same rights, benefits and privileges as the definitive Securities.

          SECTION 2.11. CANCELLATION. The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Securities surrendered for registration of transfer, exchange, payment or cancellation and upon request of the Company, certification of their destruction shall be delivered to the Company unless by written order signed by two Officers of the Company, the Company shall direct that cancelled securities be returned to it. The Company may not issue new Securities to replace Securities it has paid for or delivered to the Trustee for cancellation.

          SECTION 2.12. DEFAULTED INTEREST. If the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest in any lawful manner, plus, to the extent permitted by law, any interest payable on the defaulted interest, to the Persons who are Securityholders on a subsequent special record date, in each case at the rate provided in the Securities. Such special record date shall be the tenth day next preceding the date fixed by the Company for the payment of defaulted interest, whether or not such day is a Business Day. At least 15 days before the special record date, the Company shall mail or cause to be mailed to each Securityholder and the Trustee a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

          SECTION 2.13. CUSIP NUMBER. The Company in issuing the Securities may use a "CUSIP" number. If so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Securityholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP number.

          SECTION 2.14. DEPOSIT OF MONEYS. On or before 11:00 A.M., New York City time, on each payment date, the Company shall deposit with the Trustee or Paying Agent in immediately available funds money sufficient to make Cash payments, if any, due on such payment date. The interest, if any, on Book-Entry Securities shall be payable to the Depository or its nominee, as the case may be, as the sole registered owner and the sole holder of the Book-Entry Securities represented thereby. The interest, if any, on Securities in certificated form shall be payable at the office of the Paying Agent or, at the option of the Company, payment of interest may be made by check mailed to the Holders of the Securities at their respective addresses set forth in the Register.

          SECTION 2.15.  GLOBAL SECURITIES.

          (a) The Company and the Trustee may treat the Depository as, and shall deem the Depository to be, the absolute owner of each Security evidenced by the Global Securities for the purpose of payment of the principal of and premium, if any, and interest on such Security, for the purpose of all other matters with respect to such Security, for the purpose of registering transfers with respect to such Securities, and for all other purposes whatsoever (except for the giving of certain Securityholder consents, in accordance with the practices and procedures of the Depository as may be applicable thereto). Neither the Company nor the Trustee shall have any responsibility or obligation to any of the Depository's direct or indirect participants. Without limiting the immediately preceding sentence, neither the Company nor the Trustee shall have any responsibility or obligation with respect to (i) the accuracy of the records of the Depository or its nominee or any of its direct or indirect participants with respect to any ownership interest in the Global Securities,
(ii) the delivery to any of the Depository's direct or indirect participants or any other person, other than the Depository of any notice with respect to the Securities evidenced by the Global Securities, (iii) the payment to any of the Depository's direct or indirect participants or any other person, other than the Depository, of any amount with respect to the principal of or premium, if any, or interest on the Securities evidenced by the Global Securities, and (iv) the failure of the Depository to provide any information or notification on behalf of any of the Depository's direct or indirect participants. The Trustee shall pay all principal of and premium, if any, and interest on the Securities only to or upon the order of the Depository, and all such payments shall be valid and effective to fully satisfy the Company's obligations with respect to the principal of and premium, if any, and interest on such Securities to the extent so paid. Notwithstanding the provisions of this Indenture to the contrary (including, without limitation, surrender of the Securities, registration thereof and authorized denominations), as long as any Security is in the form of a Global Security, full effect shall be given to the procedures and practices of the Depository with respect thereto, and the Trustee shall comply therewith.

          (b) Upon (i) a notification by the Depository to the Company that the Depository is unwilling or unable to continue serving as Depository for such Securities, (ii) a

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

determination by the Depository that it has ceased to be a clearing agency registered under Section 17A of the Exchange Act, the Company shall (A) designate a satisfactory substitute Depository within 60 days after such notification in accordance with Section 2.15(c) of this Indenture, or, if a satisfactory substitute is not found, (B) provide for the exchange of the Restricted Global Securities for Restricted Non-Global Securities pursuant to
Section 2.06 of this Indenture and in the denominations provided in Section 2.02 of this Indenture.

          (c) Any substitute Depository shall be certified in writing by the Company to the Trustee, and the Company shall also certify to the Trustee that the substitute Depository qualifies as a Depository under this Section. Any such substitute Depository shall be a "clearing corporation" as defined in the New York Uniform Commercial Code and shall be qualified and registered as a "Clearing Agency" as provided in Section 17A of the Exchange Act. The substitute Depository shall provide for (i) immobilization and custodianship of the Global Securities, (ii) registration and transfer of beneficial interests in the Global Securities by book entries credited to the accounts of participants of the Depository or the Depository's Nominee, and (iii) payment of principal of, premium, if any, and interest on the Securities evidenced by the Global Securities in accordance with and as such beneficial interests may appear with respect to such book entries.

          (d) So long as any Security is evidenced by a Global Security, notwithstanding anything to the contrary in this Indenture, the principal of and interest on such Security shall be payable by the Trustee when due by wire transfer to the Depository. Global Securities shall not be transferable or exchangeable for fully registered Securities of smaller denominations except in accordance with Section 2.06 of the Indenture.


                                    ARTICLE 3
                                    GUARANTEE

          SECTION 3.01. GUARANTEE. For value received, the Guarantors, jointly and severally, hereby unconditionally guarantee to the Securityholders and to the Trustee the due and punctual payment of the principal of, and premium, if any, and interest on, the Securities, and all other amounts due and payable to the Trustee under this Indenture by the Company (collectively, the "Obligations"), when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, according to the terms of the Securities and this Indenture. Each Guarantee pursuant to this
Article 3 constitutes a guarantee of payment in full when due and not merely a guarantee of collectibility. Notwithstanding the foregoing, each Guarantor's liability under this Section 3.01 shall be limited to the maximum amount that would not result in such Guarantor's Guarantee under this Section 3.01 constituting a fraudulent conveyance or fraudulent transfer under applicable law.

          SECTION 3.02. OBLIGATION OF THE GUARANTORS UNCONDITIONAL. Except as provided in Section 3.06, the obligations of each Guarantor hereunder shall be as aforesaid absolute and unconditional, and shall not be impaired, modified, released or limited by any occurrence or condition whatsoever, including, without limitation, (i) any compromise, settlement, release, waiver, renewal, extension, indulgence or modification of, or any change in, any of the obligations and liabilities of the Company contained in the Securities or this Indenture, (ii) any impairment, modification, release or limitation of the liability of the Company or its estate in bankruptcy, or any remedy for the enforcement thereof, resulting from the operation of any present or future provision of any applicable Bankruptcy Law, as amended, or other statute or from the decision of any court, (iii) the assertion or exercise by the Company or the Trustee of any rights or remedies under the Securities or this Indenture or their delay in or failure to assert or exercise any such rights or remedies,
(iv) the assignment or the purported assignment of any property as additional security for the Securities, including all or any part of the rights of the Company under this Indenture, (v) the extension of the time for payment by the Company of any payments or other sums or any part thereof owing or payable under any of the terms and provisions of the Securities or this Indenture or of the time for performance by the Company of any other obligations under or arising out of any such terms and provisions or the extension or the renewal of any thereof, (vi) the modification or amendment (whether material or otherwise) of any duty, agreement or obligation of the Company set forth in this Indenture,
(vii) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, banruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceeding affecting, the Company, or any of the other Guarantors or any of their respective assets, or the disaffirmance of this Guarantee pursuant to this Article 3 or the Securities or this Indenture in any such proceeding, (viii) the release or discharge of the Company from the performance or observance of any agreement, covenant, term or condition contained in any of such instruments by operation of law, (ix) the unenforceability of the Securities or this Indenture or any Guarantee pursuant to this Article 3 or (x) any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor.

          SECTION 3.03.  WAIVER RELATING TO GUARANTEES.  Each Guarantor hereby
(i) waives diligence, presentment, demand of payment, filing of claims with a court in the event of the merger, insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company or to realize on any collateral, protest or notice with respect to the Obligations of the Company and all demands whatsoever, (ii) acknowledges that any agreement, instrument or document evidencing the Obligations may be transferred and that the benefit of its obligations hereunder shall extend to each holder of any agreement, instrument or document evidencing the Obligations without notice to them, and
(iii) covenants that its Guarantee pursuant to this Article 3 will not be discharged except pursuant to Section 3.06 or by complete performance of the Obligations and of its Guarantee pursuant to this Article 3. Each Guarantor further agrees that if at any time all or any part of any payment theretofore applied by any Person to any Obligation is, or must be, rescinded or returned for any reason whatsoever, including, without limitation, the insolvency, bankruptcy or reorganization of the Company, such Obligation shall for the purposes of its Guarantee pursuant to this Article 3 to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence notwithstanding such application, and its Guarantee pursuant to this
Article 3 shall continue to be effective or be reinstated, as the case may be, as to such Obligations as though such application had not been made.

          SECTION 3.04. SUBORDINATION OF GUARANTEES. Each Guarantee of a Guarantor under this Article 3 is subordinate and junior in right of payment to the prior payment in full, in Cash, of all Senior Indebtedness of such Guarantor, including any guarantee issued by such Guarantor of any Senior Indebtedness, including Indebtedness described in clause (i) of Section 5.08 of this Indenture, to the same extent and in the same manner to which the Securities are subordinated pursuant to Article 11 hereof to the Senior Indebtedness of the Company, and all provisions of Article 11 hereof applicable to the subordination of the Securities shall similarly apply to the subordination of the Guarantees pursuant to this Article 3.

          SECTION 3.05. WAIVER OF SUBROGATION RIGHTS. Each Guarantor hereby irrevocably waives all rights of subrogation, reimbursement, contribution, indemnity or otherwise against the Company as a result of any payment made by such Guarantor under its Guarantee pursuant to this Article 3.

          SECTION 3.06. RELEASE OF GUARANTEES. Without any action required on the part of Holders of the Securities, the Trustee, the Company, or the Guarantors, a Guarantor shall be released and discharged from its obligations under its Guarantee pursuant to this Article 3 (i) upon the sale or dissolution of such Guarantor, (ii) upon the consummation of any transaction whereupon such Guarantor becomes a Permitted Joint Venture, and (iii) upon the consummation of any transaction whereupon the Company's and its Restricted Subsidiaries' Investment in such Guarantor constitutes a Permitted Minority Interest.

          SECTION 3.07. CONTRIBUTION OF GUARANTORS. In the event that any Guarantor (such Guarantor being herein referred to as the "Funding Party") shall make a payment under its Guarantee pursuant to this Article 3, it shall be entitled to a contribution from each other Guarantor (each, a "Contributor") in the amount of such Contributor's pro rata share of the amount of such payment by such Funding Party so long as exercise of such right does not impair the rights of Holders of Securities under any Guarantee. The failure of a Contributor to discharge its obligations under this Section 3.07 shall not affect the obligations of any Guarantor under its Guarantee pursuant to this Article 3. The obligations under this Section 3.07 shall be unaffected by any of the events described in Section 3.02 or any comparable events pertaining to the Funding Party, its Guarantee or the undertakings in this Section 3.07.

          SECTION 3.08. REINSTATEMENT OF GUARANTEES. Each Guarantee pursuant to this Article 3 shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any Holder, whether as a "voidable preference," "fraudulent conveyance," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.


                                    ARTICLE 4
                                   REDEMPTION

          SECTION 4.01. RIGHT TO REDEEM; NOTICES TO TRUSTEE. At any time on and after April 15, 1999, the Company, at its option, may redeem the Securities in whole or in part for Cash in accordance with this Article 4 and the provisions of paragraph 5 of the Securities. If the Company elects to redeem Securities pursuant to paragraph 5 of the Securities, it shall notify the Trustee in writing of the Redemption Date, the principal amount of Securities to be redeemed and the Redemption Price.

          The Company shall give the notice to the Trustee provided for in this
Section 4.01 at least 45 days before the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee).

          SECTION 4.02.  INTENTIONALLY OMITTED.

          SECTION 4.03. SELECTION OF SECURITIES TO BE REDEEMED. If less than all the outstanding Securities are to be redeemed at any time, the Trustee shall select the Securities to be redeemed in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed or, if the Securities are not listed on a national securities exchange, on a pro rata basis. The Trustee shall make the selection at least 30 but not more than 60 days before the Redemption Date from outstanding Securities not previously called for redemption. Securities and portions of them selected for redemption by the Trustee shall be in principal amounts of $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly in writing of the Securities or portions of Securities to be redeemed.

          SECTION 4.04.  NOTICE OF REDEMPTION.  Except as otherwise provided in
Section 4.08 of this Indenture, at least 30 days but not more than 60 days before a Redemption

Date, the Company shall mail or cause to be mailed a notice of redemption by first-class mail, postage prepaid, to each Holder of Securities to be redeemed at the Holder's last address, as it shall appear on the registry book. A copy of such notice shall be mailed to the Trustee on the same day the notice is mailed to Holders unless the Trustee mails such notice to the Holders on behalf of the Company.

          The notice shall identify the Securities to be redeemed and shall state:

          (1)  the Redemption Date;

          (2)  the Redemption Price;

          (3) the CUSIP number, if one exists (subject to the provisions of Section 2.13 hereof);

          (4)  the name and address of the Paying Agent;

          (5) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

          (6) if fewer than all the outstanding Securities are to be redeemed, the identification and principal amounts of the particular Securities to be redeemed;

          (7) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the Redemption Date, upon surrender of such Security, a new Security will be issued in the name of the Holder thereof in principal amount equal to the unredeemed portion; and

          (8) that, unless the Company defaults in making such redemption payment, interest will cease to accrue on Securities or portions thereof called for redemption on and after the Redemption Date.

          At the Company's written request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense; provided, however, that in all cases, the text of such notice of redemption shall be prepared or approved by the Company and the Trustee shall have no responsibility whatsoever with regard to such notice being accurate or correct (except for the selection of Securities pursuant to Section 4.03).

          SECTION 4.05. EFFECT OF NOTICE OF REDEMPTION. Once notice of redemption is given, Securities or portions thereof called for redemption become due and payable on the Redemption Date and at the Redemption Price. Upon the later of the Redemption Date and the date such Securities or portions thereof are surrendered to the Paying Agent, such Securities called for redemption shall be paid at the Redemption Price plus accrued interest to the Redemption Date, if money sufficient for that purpose has been deposited as provided in Section 4.06 hereof. If a Redemption Date is on or before the date on which interest is payable pursuant to the terms of the Securities (the "Interest Payment Date") and on or after the related record date for such Interest Payment Date, any interest accrued and unpaid to the Redemption Date shall be paid on such Interest Payment Date to the person in whose name the Security is registered at the close of business on such record date and the only remaining right of the Holder of the Security called for redemption shall be to receive the Redemption Price, excluding all accrued interest thereon, upon surrender of such Security to the Paying Agent.

          Notice of redemption shall be deemed to be given when mailed, whether or not the Holder receives the notice. In any event, failure to give such notice, or any defect therein, shall not affect the validity of the proceedings for the redemption of the Securities.

          SECTION 4.06. DEPOSIT OF REDEMPTION PRICE. On or prior to the Redemption Date, the Company shall irrevocably deposit with the Paying Agent
(or if the Company or a Subsidiary or an Affiliate of either of them is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the Redemption Price of, and all accrued interest on, all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which prior thereto have been delivered by the Company to the Trustee for cancellation. The Paying Agent shall return to the Company any money not required for these purposes.

          If the Company complies with the preceding paragraph, interest on the Securities or portions thereof to be redeemed, whether or not such Securities are presented for payment, will cease to accrue on the applicable Redemption Date.

          SECTION 4.07. SECURITIES REDEEMED IN PART. Upon surrender of a Security that is redeemed in part, the Company shall issue, and the Trustee shall authenticate and make available for delivery to the Holder, a new Security in an authorized denomination equal in principal amount to the unredeemed portion of the Security surrendered.

          SECTION 4.08. SPECIAL REDEMPTION PROCEDURES. The following provisions shall apply notwithstanding any other provision of this Article 4:


          Within 10 days following any Change in Control or the occurrence of an event which mandates an Excess Proceeds Offer under Section 5.15 hereof, the Company shall mail to the Trustee and mail or cause to be mailed to each Holder a notice stating: (i) that the Change in Control Offer or Excess Proceeds Offer, as the case may be, is being made pursuant to this Section 4.08 and that all Securities tendered and not subsequently withdrawn will be accepted for payment and paid for by the Company; (ii) the Change in Control Purchase Price or the Excess Proceeds Purchase Price, as the case may be, and the purchase date (which shall not be less than 30 days nor more than 60 days after the date such notice is mailed) (the "Change in Control Payment Date" or "Excess Proceeds Offer Payment Date," respectively); (iii) that any Securities or portions of any Securities not tendered (or Securities which are tendered but subsequently withdrawn by the Holder prior to acceptance for payment by the Company) will continue to accrue interest and shall continue to be governed by the terms of this Indenture in all respects; (iv) that, unless the Company defaults in the payment thereof, all Securities and portions of Securities accepted for payment pursuant to the Change in Control Offer or Excess Proceeds Offer, as the case may be, shall cease to accrue interest on and after the Change in Control Payment Date or Excess Proceeds Offer Payment Date, as the case may be; (v) that Holders electing to have any Securities purchased pursuant to a Change in Control Offer or Excess Proceeds Offer, as the case may be, will be required to surrender the Securities to be purchased to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day next preceding the respective Change in Control Payment Date or Excess Proceeds Offer Payment Date; (vi) that Holders will be entitled to withdraw their election by written notice to the Company and the Trustee to have their Securities purchased by the Company on the terms and conditions set forth in the notice mailed by the Company or the Trustee relating to the Change in Control Offer or the Excess Proceeds Offer, as the case may be; and (vii) that Holders whose Securities are being purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the

Securities surrendered; provided that each portion of a Security purchased in part and each such new Security issued shall be in a principal amount of $1,000 or integral multiples thereof.

          On (or, in the case of clause (i) of this paragraph, at the Company's election, before) the Change in Control Payment Date or Excess Proceeds Offer Payment Date, as the case may be, (i) the Company shall deposit with the Paying Agent immediately available funds sufficient to pay the respective Change in Control Purchase Price or Excess Proceeds Purchase Price of all Securities or portions thereof accepted for payment, (ii) the Paying Agent shall deliver or cause to be delivered to the Trustee all Securities so tendered, together with an officers' certificate executed by an Officer of the Paying Agent specifying the Securities or portions thereof tendered to the Paying Agent and (iii) the Trustee shall accept for payment all Securities or portions thereof tendered and not theretofore withdrawn, pursuant to the Change in Control Offer or Excess Proceeds Offer, as the case may be. The Paying Agent shall promptly mail to each Holder of Securities so tendered payment in an amount equal to the Change in Control Purchase Price or the Excess Proceeds Purchase Price, as the case may be, for such Securities or portions thereof, and with respect to Securities surrendered in part the Company shall issue and the Trustee shall promptly authenticate and mail to such Holder one or more certificates evidencing new Securities equal in principal amount to any unpurchased portion of the Securities surrendered; provided that each such new Security shall be in a principal amount of $1,000 or integral multiples thereof. The Company will publicly announce (by means of Dow Jones news release or other form of widespread public dissemination) the results of the Change in Control Offer on or as soon as practicable after the Change in Control Payment Date.


                                    ARTICLE 5
                                    COVENANTS

          SECTION 5.01. PAYMENT OF SECURITIES. The Company shall pay the principal of, premium, if any, and interest (including interest accruing on or after the filing of a petition in bankruptcy or reorganization relating to the Company, whether or not a claim for post-filing interest is allowed in such proceeding) on the Securities on (or prior to) the dates and in the manner provided in the Securities or pursuant to this Indenture. An installment of principal, premium, if any, or interest shall be considered paid on the applicable date due if on such date the Trustee or the Paying Agent holds, in accordance with this Indenture, money sufficient to pay all of such installment then due. The Company shall pay interest on overdue principal and premium, if any, and interest on overdue installments of interest (including interest accruing on or after the filing of a petition in bankruptcy or reorganization relating to the Company whether or not a claim for post-filing interest is allowed in such proceeding), to the extent lawful, at the rate per annum borne by the Securities, which interest on overdue interest shall accrue from the date such amounts became overdue.

          SECTION 5.02.  SEC REPORTS.

          (1) The Company shall file with the Trustee, without cost, within 15 days after it is required to file the same with the SEC, copies of its annual reports and information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which it is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. In the event that the Company is at any time not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, it shall provide to the Trustee and the SEC, in accordance with rules and regulations prescribed by the SEC, within 15 days after it would have been required to file such reports and information with the SEC (had it been so subject to said reporting requirements), financial statements, including any notes thereto and, with respect to annual reports, an auditors' report by an accounting firm of established national reputation and a "Management's Discussion and Analysis of Financial Condition and Results of Operations," both comparable to that which the Company would have been required to include in such annual reports, information, documents or other reports if the Company had been subject to the requirements of such Section 13 or 15(d) of the Exchange Act. The Company also shall comply with the other provisions of TIA Section 314(a).

          (2) So long as any Securities remain outstanding, the Company shall cause its annual report, if any, which is provided to shareholders, and each Form 10-K, Form 10-Q and Form 8-K filed with the SEC, to be mailed to the Holders at their addresses appearing in the Register maintained by the Registrar in each case at the time of such mailing or furnishing to shareholders or no later than 120 days after the end of each of the Company's fiscal years and within 60 days after the end of each of the first three quarters of each fiscal year or in the case of Form 8-K promptly upon the filing thereof. If the Company is not required to furnish annual or quarterly reports to its stockholders pursuant to the Exchange Act, the Company shall cause its financial statements, including any notes thereto and with respect to annual reports, an auditors' report by an accounting firm of established national reputation and a "Management's Discussion and Analysis of Financial Condition and Results of Operations," and any other information that would be required by Form 10-K, Form 10-Q and Form 8-K, to be so filed with the Trustee and mailed to the Holders within 120 days after the end of each of the Company's fiscal years and within 60 days after the end of each of the first three quarters of each fiscal year or in the case of information that would be required by Form 8-K promptly on the date that such Form 8-K would have been required to be filed.

          (3) If the Company instructs the Trustee to distribute any of the documents described in clause (2) above to the Securityholders, the Company shall provide the Trustee with a sufficient number of copies of all reports and other documents and information that the Company may be required to deliver to the Securityholders under this Section 5.02.

          SECTION 5.03.  COMPLIANCE CERTIFICATES.

          (1) The Company shall deliver to the Trustee within 120 days after the end of each of the Company's fiscal years, an Officers' Certificate executed by an Officer of the Company, stating whether or not the signer knows of any Default or Event of Default. Such certificate shall contain a certification from the principal executive officer, principal financial officer, principal accounting officer or treasurer of the Company as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this Section 5.03(1), such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture. If the Officer knows of such a Default or Event of Default, the certificate shall describe any such Default or Event of Default, and its status.

          (2) So long as (i) not contrary to the then current recommendation of the American Institute of Certified Public Accountants, and (ii) the Company's independent public accountants do not have any fact or policy of general applicability with respect to their clients, that such accountants will not prepare statements on the subject specified below, the Company shall deliver to the Trustee within 120 days after the end of each fiscal year a written statement by the Company's independent certified pubic accountants stating (A) that their audit examination has included a review of the terms of this Indenture and the Securities as they relate to accounting matters, and (B) whether, in connection with their audit examination, any Default has come to their attention and, if such a Default has come to their attention, specifying the nature and period of the existence thereof; provided, however, that the independent certified public accountants delivering such statement shall not be liable in respect of such statement by reason of any failure to obtain knowledge of any such Default or Event of Default that would not be disclosed in the course of an audit examination conducted in accordance with GAAP. In the absence of actual notice to the contrary, the Trustee shall be entitled to rely upon the aforementioned statement of the Company's independent public accountants and shall not be liable to anyone with respect thereto.

          (3) The Company shall deliver to the Trustee as soon as possible and in any event within 15 Business Days after the Company becomes aware of the occurrence of each Default or Event of Default, which is continuing, an Officers' Certificate setting forth the details of such Default or Event of Default, and the action which the Company proposes to take with respect thereto.

          (4) The Company shall deliver to the Trustee any information reasonably requested by the Trustee in connection with the compliance by the Trustee or the Company with the TIA.

          SECTION 5.04. FURTHER INSTRUMENTS AND ACTS. Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

          SECTION 5.05. MAINTENANCE OF OFFICE OR AGENCY. The Company will maintain or cause to be maintained, within the City of New York, Borough of Manhattan, an office or agency (which may be an office of the Trustee, Registrar or Paying Agent) where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer, exchange or redemption and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The corporate trust office of the Trustee at 140 Broadway, 12th Floor, New York, New York 10015, Attention: Corporate Trust Department, shall initially be such office or agency for all of the aforesaid purposes. The Company shall give prompt written notice to the Trustee of any change of location of such office or agency. If at any time the Company shall fail to maintain or cause to be maintained any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 12.02 hereof.

          The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in location of any such other office or agency.

          SECTION 5.06. LIMITATION ON RESTRICTED PAYMENTS. The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, (i) declare or pay any dividend or make any distribution on account of the Company's or any of its Restricted Subsidiaries' Capital Stock or other Equity Interests (other than dividends or distributions payable to the Company or any of its Restricted Subsidiaries or payable in shares of Capital Stock or other Equity Interests of the Company other than Redeemable Stock), (ii) purchase, repurchase, redeem or otherwise acquire or retire for value any Equity Interests of the Company or any of its Subsidiaries from any Person (other than from the Company or any of its Restricted Subsidiaries); (iii) purchase, repurchase, redeem, prepay, defease, or otherwise acquire or retire for value
(A) any Indebtedness of the Company that is subordinated in right of payment to the Securities or the Guarantees thereof, prior to scheduled maturity, repayment or sinking fund payment or (B) any Indebtedness of any Unrestricted Subsidiary, or (iv) make Investments other than Permitted Investments (the foregoing actions set forth in clauses (i) through (iv) being referred to as "Restricted Payments"), if:

     (a) at the time of such Restricted Payment, a Default or Event of Default shall have occurred and be continuing or shall occur as a consequence thereof; or

     (b) such Restricted Payment, together with the aggregate of all other Restricted Payments made on or after the Closing Date exceeds the sum of (A) $30,000,000, (B) 50% of the Consolidated Net Income of the Company accrued on a cumulative basis for the period beginning on the first day of the first month following the Closing Date and ending on the last day of the last month immediately preceding the month in which such Restricted Payment occurs (or, if aggregate cumulative Consolidated Net Income for such period is a deficit, minus 100% of such deficit), (C) 100% of the aggregate net cash proceeds received by the Company after the Closing Date from the issuance or sale of Capital Stock or other Equity Interests of the Company (other than such Capital Stock or other Equity Interests issued or sold to a Subsidiary of the Company and other than Redeemable Stock), (D) the aggregate net cash proceeds received on or after the Closing Date by the Company from the issuance or sale of debt securities of the Company that have subsequently been converted into or exchanged for Capital Stock or other Equity Interests of the Company (other than Redeemable Stock) plus the aggregate Cash received by the Company at the time of such conversion or exchange, (E) 100% of the aggregate Cash received by the Company after the Closing Date upon the exercise of options or warrants (whether issued prior to or after the Closing
          Date) to purchase the Company's Capital Stock and (F) 100% of the aggregate net cash proceeds received by the Company or any Restricted Subsidiary from its Unrestricted Subsidiaries after the Closing Date on account of the return of Investments (other than the return of Permitted Investments in Unrestricted Subsidiaries) in such Unrestricted Subsidiaries; or

     (c) immediately after such Restricted Payment, the Company would not be permitted to incur $1.00 of additional Indebtedness pursuant to the first paragraph of Section 5.08 hereof.

          The foregoing provisions will not prohibit (i) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration such payment would have complied with the provisions of the Indenture; (ii) to the extent required under applicable law, or if the failure to do so would create a material risk of disqualification of the ESOP under the Internal Revenue Code, the acquisition by the Company of its common stock from the ESOP or from participants and beneficiaries of the ESOP; (iii) the acquisition by the Company or any of its Restricted Subsidiaries of Equity Interests of the Company or such Restricted Subsidiary, if the exclusive consideration for such acquisition is the issuance by the Company or such Restricted Subsidiary of its Equity Interests; (iv) the purchase, redemption or acquisition by the Company, for nominal consideration, of rights under the Rights Plan prior to such time as such rights have become exercisable; (v) the redemption, repurchase, acquisition or retirement of Indebtedness of the Company or its Restricted Subsidiaries being concurrently refinanced by Refinancing Indebtedness permitted under Section 5.08 hereof; (vi) the purchase, repayment, redemption, prepayment, defeasance, acquisition or retirement of any Indebtedness, if the exclusive consideration therefor is the issuance by the Company of its Equity Interests; (vii) the redemption, repurchase, acquisition or retirement of Equity Interests in a Permitted Joint Venture, provided that (A) after giving effect to such transaction, the Company's Consolidated Interest Coverage Ratio is at least 2.00, (B) no Default or Event of Default has occurred and is continuing or would result therefrom,
(C) if consideration for such transaction is in excess of $5,000,000, such transaction is approved by a majority of the Disinterested Directors of the Company and (D) if consideration for such transaction is in excess of $25,000,000, the Company has received an opinion from a nationally recognized investment banking firm that such transaction is fair to the Company, from a financial point of view; (viii) dividend payments to the holders of minority interests in Permitted Joint Ventures, ratably in accordance with their respective Equity Interests or, if not ratably, then in accordance with the priorities set forth in the respective organizational documents for, and agreements among holders of Equity Interests in, such Permitted Joint Ventures;
(ix) the Guarantee of Indebtedness of a Permitted Joint Venture if the incurrence of such Indebtedness is permitted under Section 5.08 hereof and if such Guarantee is a Permitted Investment pursuant to clause (f) of the definition thereof; or (x) the acquisition or retirement of options and warrants upon the exercise thereof.

          The Company shall deliver to the Trustee within 60 days after the end of each of the Company's first three fiscal quarters and within 120 days after the end of the

Company's fiscal year in which a Restricted Payment is made under the first paragraph of this covenant, an Officers' Certificate setting forth each Restricted Payment made in such fiscal quarter, stating that each such Restricted Payment is permitted and setting forth the basis upon which the calculations required by this Section 5.06 were computed, which calculations may be based on the Company's financial statements included in filings required under the Exchange Act for such quarter or such year. For purposes of calculating the aggregate amount of Restricted Payments that are permitted under clause (b) of the first paragraph of this Section 5.06, the amounts expended for Restricted Payments permitted under clauses (ii) through (x) of the preceding paragraph shall be excluded.

          SECTION 5.07. ANTI-LAYERING. The Company shall not incur, create, assume, guarantee or otherwise become liable for any Indebtedness that is subordinated in right of payment to any Senior Indebtedness and senior in any respect in right of payment to the Securities.

          SECTION 5.08. LIMITATION ON ADDITIONAL INDEBTEDNESS. The Company shall not, and shall not permit any of its Restricted Subsidiaries, directly or indirectly, to create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable with respect to any Indebtedness, unless, after giving PRO FORMA effect to the incurrence of such Indebtedness and the application of any of the proceeds therefrom to repay Indebtedness, the Consolidated Interest Coverage Ratio of the Company for the four fiscal quarters ending immediately prior to the date such additional Indebtedness is created, incurred, issued, assumed or guaranteed will be at least 2.25, provided that such calculation shall give PRO FORMA effect to the acquisition of any Person, business, property or assets made since the first day of such four fiscal quarter period as if such acquisition had occurred at the beginning of such four-quarter period.

          The foregoing limitations shall not apply to (i) Indebtedness under the New Credit Agreement or any replacement or substitute facility or facilities thereof (provided that Indebtedness under the New Credit Agreement or any replacement or substitute facility or facilities, including unused commitments, shall not at any time exceed $300,000,000 in aggregate outstanding principal amount (including the available undrawn amount of any letters of credit issued under the New Credit Agreement or any replacement or substitute facility or facilities thereof)); (ii)

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

Indebtedness of the Company and its Restricted Subsidiaries, which Indebtedness is in existence on the Closing Date; (iii) Indebtedness represented by the Securities and the Guarantees of the Securities; (iv) Indebtedness created, incurred, issued, assumed or guaranteed in exchange for or the proceeds of which are used to extend, refinance, renew, replace, substitute or refund Indebtedness permitted by clauses (ii) and (iii) of this Section 5.08 (the "Refinancing Indebtedness"); PROVIDED, HOWEVER, that (A) the principal amount of such Refinancing Indebtedness shall not exceed the principal amount of Indebtedness (including unused commitments) so extended, refinanced, renewed, replaced, substituted or refunded (plus costs of issuance), (B) such Refinancing Indebtedness ranks, relative to the Securities, no more senior than the Indebtedness being refinanced thereby, (C) such Refinancing Indebtedness bears interest at a market rate, and (D) such Refinancing Indebtedness (1) shall have an Average Life equal to or greater than the Average Life of the Indebtedness being extended, refinanced, renewed, replaced, substituted or refunded or (2) shall not have a scheduled maturity, principal repayment, sinking fund payment or mandatory redemption on or prior to the maturity of the Securities; (v) Indebtedness of the Company or any Restricted Subsidiary to any Restricted Subsidiary or to the Company; (vi) Indebtedness arising from guarantees, letters of credit, and bid or performance bonds securing any obligations of the Company or any Restricted Subsidiary incurred in the ordinary course of business; (vii) Indebtedness for borrowed money denominated in foreign currencies not to exceed an aggregate principal amount at any time equal to the equivalent in such foreign currencies of $5,000,000 in U.S. Dollars; (viii) Capital Lease Obligations in an aggregate amount outstanding at any time not to exceed 5% of the Company's Consolidated Net Assets; (ix) Non-Recourse Indebtedness incurred in connection with the acquisition of real property by the Company or its Restricted Subsidiaries; (x) Guarantees of any Senior Indebtedness; (xi) Guarantees by any Restricted Subsidiary of any Indebtedness of the Company that is PARI PASSU with or subordinate in right of payment to the Securities, provided that (A) in the case of a Guarantee of Indebtedness that is PARI PASSU with the Securities, such Guarantee is PARI PASSU to the Guarantees of the Securities; and (B) in the case of a Guarantee of Indebtedness that is subordinate to the Securities, such Guarantee is similarly subordinated to the Guarantees of the Securities; (xii) Guarantees by the Company of Indebtedness of any Restricted Subsidiary that does not constitute Senior Indebtedness, provided that (A) in the case of the Company's Guarantee of Indebtedness of a Guarantor that is subordinate to such Guarantor's Guarantee of the Securities, the Company's Guarantee of such Indebtedness is similarly subordinated to the Securities, and (B) in all other cases, the Company's Guarantee of such Indebtedness is on a PARI PASSU basis with the Securities; and (xiii) Indebtedness other than that permitted pursuant to the foregoing clauses (i) through (xii) provided that the aggregate outstanding amount of such additional Indebtedness does not at any time exceed $50,000,000, all or any portion of which Indebtedness, notwithstanding clause
(i) above, may be incurred pursuant to the New Credit Agreement or any replacement or substitute facility or facilities thereof.

          SECTION 5.09. ADDITIONAL GUARANTORS. The Company shall cause any Person which shall at any time be a Subsidiary of the Company, including any present Subsidiary of the Company which is not included among the Guarantors executing this Indenture, to become a Guarantor promptly after the date on which such Subsidiary first becomes a Guarantor under the New Credit Agreement or a Significant Subsidiary; PROVIDED, HOWEVER, that the Company shall not be required to cause any Permitted Joint Venture or any Unrestricted Subsidiary to become a Guarantor.

          SECTION 5.10. LIMITATION ON SALE OF SUBSIDIARY SHARES. The Company shall not (i) sell, pledge, hypothecate or otherwise convey or dispose of any Equity Interests of a Restricted Subsidiary except to a Restricted Subsidiary or
(ii) permit a Restricted Subsidiary to issue or sell any Equity Interests of such Restricted Subsidiary to any Person other than to the Company or to another Restricted Subsidiary; PROVIDED that (a) the Company and its Restricted Subsidiaries may consummate an Asset Sale of all of the Equity Interests owned by the Company and its Restricted Subsidiaries of such Restricted Subsidiary,
(b) the Company may pledge, hypothecate or otherwise grant a Lien on any Equity Interests of any Restricted Subsidiary to the extent permitted under Section
5.11 hereof, and (c) the Company may sell or otherwise convey or dispose of any Equity Interest in such Restricted Subsidiary, and such Restricted Subsidiary may issue or sell any Equity Interest to any Person other than to the Company or to another Restricted Subsidiary, if (i) immediately after the consummation of such transaction such Restricted Subsidiary is or becomes a Permitted Joint Venture; provided that (A) after giving effect to such transaction, the Company's Consolidated Interest Coverage Ratio is at least 2.00, (B) no Default or Event of Default has occurred and is continuing or would result therefrom,
(C) if such transaction involves the issuance or sale of Equity Interests having a fair market value in excess of $5,000,000, the transaction is approved by a majority of the Disinterested Directors of the Company, (D) if such transaction involves the issuance or sale of Equity Interests having a fair market value in excess of $25,000,000, the Company has received an opinion from a nationally recognized investment banking firm that such transaction is fair to the Company, from a financial point of view, and (E) the sum of (x) the Book Value of assets of such Restricted Subsidiary immediately prior to the transaction pursuant to which it became a Permitted Joint Venture, together with the Book Value of assets of all other Guarantors which have become Permitted Joint Ventures (determined for each such Guarantor as of the time immediately prior to the transaction pursuant to which it became a Permitted Joint Venture) and (y) the aggregate Book Values of Permitted Minority Investments of the Company and its Restricted Subsidiaries (the Book Value of each such Permitted Minority Investment determined as of the time such Investment was made), does not exceed $100,000,000; (ii) the Company's and its Restricted Subsidiaries' Investment in such Person becomes a Permitted Minority Investment, provided that (A) after giving effect to such transaction, the Company's Consolidated Interest Coverage Ratio is at least 2.00, (B) no Default or Event of Default has occurred and is continuing or would result therefrom,
(C) the sum of (x) the Book Value of such Permitted Minority Investment, together with the aggregate Book Values of all other Permitted Minority Investments of the Company and its Restricted Subsidiaries (the Book Value of each such Permitted Minority Investment determined as of the date such Investment was made) and (y) the aggregate Book Values of assets of all Guarantors that have become Permitted Joint Ventures (determined for each such Guarantor as of the time immediately prior to the transaction pursuant to which it became a Permitted Joint Venture), do not exceed $100,000,000, (D) if such transaction involves the issuance or sale of Equity Interests having a fair market value in excess of $5,000,000, the transaction is approved by a majority of the Disinterested Directors of the Company, and (E) if such transaction involves the issuance or sale of Equity Interests having a fair market value in excess of $25,000,000, the Company shall have received an opinion from a nationally recognized investment banking firm that such transaction is fair to the Company, from a financial point of view; or (iii) the Company's and its Restricted Subsidiaries' Investment in such Person otherwise constitutes a Permitted Investment.

          SECTION 5.11. LIMITATION ON LIENS. The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Lien on any of their respective assets, now owned or hereinafter acquired, securing any Indebtedness that is PARI PASSU with or subordinated in right of payment to the Securities, unless the Securities are equally and ratably secured; PROVIDED that, if such Indebtedness which expressly by its terms is subordinate or junior in right of payment to any other Indebtedness of the Company is expressly subordinate to the Securities, the Lien securing such subordinate or junior Indebtedness shall be subordinate and junior to the Lien securing the Securities with the same relative priority as such subordinated or junior Indebtedness shall have with respect to the Securities. The Company and its Restricted Subsidiaries may at any time, directly or indirectly, create, incur, assume or suffer to exist any Lien on any of their respective assets, now owned or hereafter acquired, securing any Senior Indebtedness or any Non-Recourse Indebtedness permitted under Section 5.08 hereof.

          SECTION 5.12. LIMITATION ON PAYMENT RESTRICTIONS AFFECTING RESTRICTED SUBSIDIARIES. The Company shall not, and shall not permit any of its Restricted Subsidiaries to, from and after the Closing Date, directly or indirectly, create or otherwise cause or permit to exist or become effective, or enter into any agreement with any Person that would cause, any encumbrance or restriction on the ability of any Restricted Subsidiary to (A) pay dividends or make any other distributions on its Capital Stock, the Capital Stock of any of its Restricted Subsidiaries or on any other interest or participation in, or measured by, its profits, which interest or participation is owned by the Company or any of its Restricted Subsidiaries, (B) pay any Indebtedness owed to the Company or any of its Restricted Subsidiaries, (C) make loans or advances to the Company or any of its domestic Restricted Subsidiaries, (D) transfer any of its properties or assets to the Company or any of its domestic Restricted Subsidiaries, or (E) in the case of a Restricted Subsidiary that is required to be a Guarantor pursuant to Section 5.09 hereof, execute a Guarantee of the Securities or any renewals or refinancings thereof, except, in each case, for such encumbrances or restrictions existing under or by reason of (1) applicable law and regulation,
(2) this Indenture, (3) the New Credit Agreement, and any replacement facility or facilities thereof, in each case to the extent that such encumbrances and restrictions are not materially more restrictive on the Company and its Restricted Subsid-iaries than those contained in the New Credit Agreement as in effect on the Closing Date, (4) instruments evidencing Indebtedness of another Person which is assumed by, or which otherwise becomes the obligation of, such Restricted Subsidiary in connection with the acquisition by such Restricted Subsidiary of another Person (whether pursuant to a purchase of Equity Interests or assets) or in connection with any transaction whereby such Restricted Subsidiary becomes a Permitted Joint Venture, provided that (a) such Indebtedness was not originally incurred in connection with or in anticipation of such acquisition or other transaction, (b) such restrictions apply only to such Restricted Subsidiary and its Subsidiaries and (c) except in the case of an acquisition or other transaction whereby such Restricted Subsidiary becomes a Permitted Joint Venture, immediately after such acquisition or other transaction, substantially all of such Restricted Subsidiary's operations or assets consist of those acquired, (5) restrictions upon the transfer of property or assets subject to Liens permitted under Section 5.11 hereof, or (6) restrictions which are contained in instruments evidencing Indebtedness which refinances or refunds the Indebtedness described in clauses (3) and (4).

          SECTION 5.13. LIMITATION ON TRANSACTIONS WITH AFFILIATES. Neither the Company nor any of its Restricted Subsidiaries shall enter into any transaction or series of related transactions with (including, without limitation, the making of any Investment or guarantee in, to or for the benefit
of), sell, lease, transfer or otherwise dispose of any of its properties or assets to, or for the benefit of, purchase or lease any property or assets from, or enter into an amendment of any contract, agreement with, or for the benefit of, any Affiliate of the Company or any of its Subsidiaries (other than the Company or any of its Restricted Subsidiaries), unless (i) such transaction or series of related transactions is on terms that are substantially as favorable to the Company or the relevant Restricted Subsidiary, as the case may be, as those that could have been obtained in a comparable transaction on an arm's length basis from a Person that is not an Affiliate and (ii) except in the case of any transaction solely between the Company or a Restricted Subsidiary on the one hand and a Permitted Joint Venture on the other hand, including the formation and initial capitalization of such Permitted Joint Venture, (A) with respect to a transaction or series of related transactions involving aggregate payments in excess of $1,000,000 but less than $15,000,000 a majority of the Disinterested Directors of the Company shall approve by a resolution determining in good faith that such transaction or series of related transactions comply with clause (i) above, and (B) with respect to a transaction or series of related transactions involving aggregate payments in excess of $15,000,000 (other than cash transactions pursuant to insurance agreements with the Insurance Subsidiaries), the Company shall have received an opinion from a nationally recognized investment banking firm or, with respect to a transaction or series of related transactions requiring the valuation of real property, a nationally recognized real estate appraisal firm, that such transaction or series of related transactions is fair to the Company, from a financial point of view.

          SECTION 5.14. REPURCHASE UPON CHANGE IN CONTROL.
Upon the occurrence of a Change in Control, each Holder of the Securities shall have the right to require the repurchase of such Holder's Securities in whole or in part (the "Change in Control Offer") at a purchase price equal to 101% of the aggregate principal amount of such Securities (or portion thereof) plus accrued and unpaid interest, if any, to the date of purchase (the "Change in Control Purchase Price"). Any redemption pursuant to this Section 5.14 shall be conducted in accordance with the procedures set forth in Section 4.08 of this Indenture.

          SECTION 5.15. LIMITATION ON USE OF PROCEEDS FROM ASSET SALES. The Company and its Restricted Subsidiaries shall not, directly or indirectly, consummate any Asset Sale with or to any Person other than the Company or a Restricted Subsidiary, unless (i) the Company or the Restricted Subsidiary, as the case may be, receives consideration at the time of any such Asset Sale at least equal to the fair market value of the asset sold or otherwise disposed of,
(ii) at least 60% of the net proceeds from such Asset Sale are received in Cash at closing (unless (A) such Asset Sale is a lease, (B) such Asset Sale is in connection with the creation of, Investment in, or issuance or sale of Equity Interests by, a Permitted Joint Venture, or (C) such Asset Sale is in connection with the making of, or would result in, a Permitted Minority Investment) and
(iii) with respect to any Asset Sale involving the Equity Interest of any Restricted Subsidiary (unless (A) such Restricted Subsidiary is, or as a result of such Asset Sale would be, a Permitted Joint Venture, or (B) as a result of such Asset Sale, the Company's and its Restricted Subsidiaries' Investment in such Restricted Subsidiary would constitute a Permitted Minority Investment), the Company shall sell all of the Equity Interests of such Restricted Subsidiary it owns. Within 270 days after the receipt of Net Cash Proceeds in respect of any

Asset Sale, the Company must use all such Net Cash Proceeds either to invest in properties and assets in a healthcare or a healthcare-related business (including, without limitation, a capital investment in the Company or any of its Restricted Subsidiaries) or to reduce Senior Indebtedness; PROVIDED, that when any non-Cash proceeds are liquidated, such proceeds (to the extent they are Net Cash Proceeds) will be deemed to be Net Cash Proceeds at that time. When the aggregate amount of Excess Proceeds (as defined below) exceeds $10,000,000, the Company shall make an offer (the "Excess Proceeds Offer") to apply the Excess Proceeds to repurchase the Securities at a purchase price equal to 100% of the principal amount of such Securities, plus accrued and unpaid interest to the date of purchase (the "Excess Proceeds Purchase Price"). Any redemption pursuant to this Section 5.15 shall be conducted in accordance with the procedures set forth in Section 4.08 of this Indenture.

          To the extent that the aggregate principal amount of the Securities (plus accrued interest thereon) tendered pursuant to the Excess Proceeds Offer is less than the Excess Proceeds, the Company may use such deficiency, or a portion thereof, for general corporate purposes. If the aggregate principal amount of the Securities surrendered by Holders thereof exceeds the amount of Excess Proceeds, the Company shall select the Securities to be purchased in accordance with the procedures described in Section 4.03 hereof. "Excess Proceeds" shall mean any Net Cash Proceeds from an Asset Sale that are not invested or used to reduce Senior Indebtedness as provided in the second sentence of the first paragraph of this Section 5.15. Notwithstanding the foregoing, any Asset Sale which results in Net Cash Proceeds of less than $3,000,000 and all Asset Sales (including any Asset Sale which results in Net Cash Proceeds of less than $3,000,000) in any twelve consecutive-month period which result in Net Cash Proceeds of less than $10,000,000 in the aggregate shall not be subject to the requirement of clause (ii) of the first sentence of the first paragraph of this Section 5.15.

          SECTION 5.16. PAYMENT OF TAXES AND OTHER CLAIMS. The Company shall pay or discharge or cause to be paid or discharged, before any penalty accrues thereon, (i) all material taxes, assessments and governmental charges levied or imposed upon the Company or any Restricted Subsidiary upon the income, profits or property of the Company or any Restricted Subsidiary and (ii) all material lawful claims for labor, materials and supplies which, if unpaid, would by law become a Lien upon the property of the Company or any

Restricted Subsidiary; provided that neither the Company nor any Restricted Subsidiary shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claims the amount, applicability or validity of which is being contested in good faith by appropriate proceedings and for which adequate provision has been made or where the failure to effect such payment or discharge is not adverse in any material respect to the Holders.

          SECTION 5.17. CORPORATE EXISTENCE. Subject to Article 6 hereof, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate, partnership or other existence of any Restricted Subsidiary in accordance with the respective organizational documents of such Restricted Subsidiary and the rights (charter and statutory), licenses and franchises of the Company and its Restricted Subsidiaries; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any Restricted Subsidiary, if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Restricted Subsidiaries taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders.

          SECTION 5.18. MAINTENANCE OF PROPERTIES AND INSURANCE. The Company shall cause all material properties owned by or leased to it or any Restricted Subsidiary and used in the conduct of its business or the business of such Restricted Subsidiary to be maintained and kept in normal condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly conducted at all times; provided, however, that nothing in this Section 5.18 shall prevent the Company or any Restricted Subsidiary from discontinuing the maintenance of any such properties, if such discontinuance is desirable in the conduct of its business or the business of such Restricted Subsidiary.

          The Company shall provide or cause to be provided, for itself and any Restricted Subsidiaries, insurance (including self-insurance) against loss or damage of the kinds customarily insured against by corporations similarly situated and owning like properties, including, but not

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limited to, public liability insurance, in such amounts, with such deductibles and by such methods as shall be customary for corporations similarly situated in the industry.

          SECTION 5.19. STAY, EXTENSION AND USURY LAWS. The Company covenants (to the extent it may lawfully do so) that it will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter enforced, which may affect the covenants or the performance of this Indenture; and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

          SECTION 5.20. PAYMENT FOR CONSENT. Neither the Company nor any of its Subsidiaries shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder of any Securities for or as an inducement to obtaining any consent, waiver or amendment of, or direction in respect of, any of the terms or provisions of this Indenture or the Securities, unless such consideration is offered or agreed to be paid, and paid, to all Holders of the Securities which so consent, waive, agree or direct to amend in the time frame set forth in solicitation documents relating to such consent, waiver, agreement or direction.

          SECTION 5.21. COVENANT TO COMPLY WITH SECURITIES LAWS UPON PURCHASE OF SECURITIES. In connection with any offer to purchase or purchase of Securities under Section 5.14 or 5.15 hereof, the Company shall (i) comply with Rule 13e-4 (other than the filing requirements of such rule) and Regulation 14E under the Exchange Act, and (ii) otherwise comply with all Federal and state securities laws and regulations so as to permit the rights and obligations under Sections 5.14 and 5.15 hereof to be exercised in the time and in the manner specified in Sections 5.14 and 5.15 hereof.


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                                    ARTICLE 6

                              SUCCESSOR CORPORATION

          SECTION 6.01. WHEN THE COMPANY MAY MERGE OR TRANSFER ASSETS. The Company shall not consolidate with, merge with or into, or transfer all or substantially all of its assets (in one transaction or a series of related transactions) to, any Person or permit any party to merge with or into it unless:

          (i) the Company shall be the continuing Person, or the Person (if other than the Company) formed by such consolidation or into or with which the Company is merged or to which the properties and assets of the Company, substantially as an entity, are transferred shall be a corporation organized and existing under the laws of the United States or any State thereof or the District of Columbia and shall expressly assume, by a supplemental indenture, executed and delivered to the Trustee, in form satisfactory to the Trustee, all of the obligations of the Company under the Securities and this Indenture, and this Indenture remains in full force and effect;

          (ii) immediately before and immediately after giving effect to such transaction, no Event of Default and no Default shall have occurred and be continuing;

          (iii) immediately after giving effect to such transaction on a pro forma basis, the Consolidated Net Worth of the surviving entity is at least equal to the Consolidated Net Worth of the Company immediately prior to such transaction; and

          (iv) except in the case of a Permitted Triangular Merger, the surviving entity could, after giving pro forma effect to such transaction, incur $1.00 of Indebtedness pursuant to the first paragraph of Section 5.08 hereof.

          SECTION 6.02. WHEN RESTRICTED SUBSIDIARIES MAY MERGE OR TRANSFER ASSETS. No Restricted Subsidiary shall consolidate with, or merge with or into, any Person or permit any party to merge with or into it unless the continuing Person, or the Person formed by such consolidation or into or with which a Restricted Subsidiary is merged is the Company or a Restricted Subsidiary, provided that if any Guarantor consolidates into, or merges with or into, a

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Restricted Subsidiary, either (i) such Restricted Subsidiary is or becomes a
Guarantor; or (ii) immediately after the consummation of such transaction such Guarantor is a Permitted Joint Venture, provided that (A) after giving effect to such transaction, the Company's Consolidated Interest Coverage Ratio is at least 2.00, (B) no Default or Event of Default has occurred and is continuing or would result therefrom, (C) if such transaction involves a Guarantor with assets having a fair market value in excess of $5,000,000, the transaction is approved by a majority of the Disinterested Directors of the Company, (D) if such transaction involves a Guarantor having assets with a fair market value in excess of $25,000,000, the Company has received an opinion from a nationally recognized investment banking firm that such transaction is fair to the Company, from a financial point of view, and (E) the sum of (x) the Book Value of assets of such Guarantor immediately prior to such transaction, together with the Book Value of assets of all other Guarantors which have become Permitted Joint Ventures (determined for each such Guarantor as of the time immediately prior to the transaction pursuant to which it became a Permitted Joint Venture) and (y) the aggregate Book Values of Permitted Minority Investments of the Company and its Restricted Subsidiaries (the Book Value of each such Permitted Minority Investment determined as of the date such Investment was made), does not exceed $100,000,000; or (iii) immediately after the consummation of such transaction the Company's and its Restricted Subsidiaries' Investment in such Guarantor becomes a Permitted Minority Investment, provided that (A) after giving effect to such transaction, the Company's Consolidated Interest Coverage Ratio is at least 2.00, (B) no Default or Event of Default has occurred and is continuing or would result therefrom, (C) the sum of (x) the Book Value of such Permitted Minority Investment, together with the aggregate Book Values of all other Permitted Minority Investments of the Company and its Restricted Subsidiaries (the Book Value of each such Permitted Minority Investment determined as of the date such Investment was made), and (y) the aggregate Book Values of assets of all Guarantors that have become Permitted Joint Ventures (determined for each such Guarantor as of the time immediately prior to the transaction pursuant to which it became a Permitted Joint Venture), does not exceed $100,000,000, (D) if such Permitted Minority Investment is in excess of $5,000,000, the Permitted Minority Investment is approved by a majority of the Disinterested Directors of the Company and (E) if such Permitted Minority Investment is in excess of $25,000,000, the Company has received an opinion from a nationally recognized investment banking firm

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that the Permitted Minority Investment is fair to the Company from a financial point of view.

          SECTION 6.03. SUCCESSOR CORPORATION SUBSTITUTED. Upon any consolidation or merger or any transfer of all or substantially all of the assets of the Company in accordance with this Article 6, the successor corporation formed by or the surviving entity resulting from such consolidation or into which the Company is merged or to which such transfer is made, shall succeed to, and be substituted for, and may exercise every right and power of the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein; and thereafter the predecessor company shall be discharged and released from all obligations and covenants under this Indenture and the Securities.


                                    ARTICLE 7
                              DEFAULTS AND REMEDIES

          SECTION 7.01. EVENTS OF DEFAULT. An "Event of Default" occurs if one of the following shall have occurred and be continuing:

             (i)  the Company defaults in the payment, when due and payable, of
(A) interest on any Security and the default continues for a period of 30 days, or (B) the principal of or premium, if any, on any Securities when the same becomes due and payable at maturity, acceleration, on the Redemption Date, on the Change in Control Payment Date or on the Excess Proceeds Offer Payment Date;

            (ii) the Company fails to comply with any of its covenants or agreements in the Securities or this Indenture (other than those referred to in clause (i) above) and such failure continues for 30 days after receipt by the Company of a Notice of Default;

           (iii) the Company or any of its Restricted Subsidiaries defaults under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness (other than Non-Recourse Indebtedness) for money borrowed by the Company or any of its Restricted Subsidiaries (or the payment of which is guaranteed by the Company or any of its Restricted Subsidiaries) whether such Indebtedness is now existing or hereafter created, which default results from the failure to pay any such Indebtedness at its stated final maturity or

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

results in the acceleration of such Indebtedness prior to its stated final maturity and the principal amount of such Indebtedness is at least $15,000,000, or the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness the maturity of which has been accelerated, aggregates $30,000,000 or more;

            (iv) the Company or any Restricted Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                    (A)  commences a voluntary case or proceeding;

                    (B) consents to the entry of an order for relief against it in an involuntary case or proceeding;

                    (C) consents to the appointment of a Custodian of it or for all or substantially all of its property;

                    (D) makes a general assignment for the benefit of its creditors; or

                    (E) admits in writing its inability to pay its debts generally as they become due;

             (v) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                    (A) is for relief against the Company or any Restricted Subsidiary in an involuntary case or proceeding;

                    (B) appoints a Custodian of the Company or any Restricted Subsidiary for all or substantially all of its properties; or

                    (C) orders the liquidation of the Company or any Restricted Subsidiary;

                    (D) and in each case the order or decree remains unstayed and in effect for 60 days;

            (vi) the Company or any Restricted Subsidiary fails to pay any final judgments rendered against it by a court for the payment of money which in the aggregate exceed

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

$10,000,000 which judgments are not stayed within a period of 60 days after their entry; or

           (vii) except as permitted by this Indenture, any Guarantee of the Securities becomes unenforceable or invalid or is disaffirmed, by any Guarantor.

          A Default under clause (ii) of this Section 7.01 is not an Event of Default until the Trustee notifies the Company or the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding notify the Company and the Trustee of the Default and the Company does not cure such Default within the time specified in clause (ii) of this Section 7.01 after receipt of such notice. Any such notice (a "Notice of Default") must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default."

          SECTION 7.02. ACCELERATION. If an Event of Default (other than an Event of Default under Sections 7.01(iv) and 7.01(v)) occurs and is continuing, the Trustee or the Holders of at least 25% of the principal amount of the Securities then outstanding, by written notice to the Company (and to the Trustee if such notice is given by such Holders) (the "Acceleration Notice"), may, and the Trustee at the request of such Holders shall, declare all unpaid principal of, premium, if any, and accrued interest on such Securities to be due and payable, (i) immediately if no amount is outstanding and no commitment is in effect under Specified Senior Indebtedness or (ii) if any amount is outstanding or any commitment is in effect under Specified Senior Indebtedness, upon the earlier of (A) five Business Days after delivery of the Acceleration Notice by the Trustee or the Holders, as the case may be, to the Company and the agent or another designated representative of the holders of each and any Specified Senior Indebtedness outstanding or (B) acceleration of the Specified Senior Indebtedness, and thereupon the Trustee may, at its discretion, proceed to protect and enforce the rights of the Holders of the Securities by appropriate judicial proceedings. Upon a declaration of acceleration, such principal, premium, if any, and accrued interest shall be due and payable. If an Event of Default under Sections 7.01(iv) and 7.01(v) occurs, all unpaid principal of, premium, if any, and accrued interest on the Securities then outstanding shall IPSO FACTO become and be immediately due and payable without any declaration or other act on the part of the Company, the Trustee or any Holder. The Holders of at least 66 2/3% of the aggregate principal amount of the Securities at the time

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outstanding by notice to the Trustee may rescind an acceleration and its consequences, except an acceleration due to default in payment of principal or interest on the Securities.

          SECTION 7.03. OTHER REMEDIES. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of, premium, if any, or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

          The Trustee may maintain a proceeding even if the Trustee does not possess any of the Securities or does not produce any of the Securities in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of, or acquiescence in, the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

          SECTION 7.04. WAIVER OF PAST DEFAULTS. The Holders of 66 2/3% in aggregate principal amount of the Securities at the time outstanding, by notice to the Trustee (and without notice to any other Securityholder), may waive an existing Default or Event of Default and its consequences except (a) an Event of Default described in Section 7.01(i) hereof and (b) a Default in respect of a provision that under Section 10.02 hereof can be amended only with the consent of each Securityholder affected. When a Default or Event of Default is waived, it is deemed cured and shall cease to exist, but no such waiver shall extend to any subsequent or other Default or impair any consequent right.

          SECTION 7.05. CONTROL BY HOLDERS. The Holders of 66 2/3% of the aggregate principal amount of the Securities at the time outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines in good faith is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability. The Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

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          SECTION 7.06.  LIMITATION ON SUITS.  Except as provided in Section
7.07 hereof, a Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

          (1) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

          (2) the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding make a written request to the Trustee to pursue the remedy;

          (3) such Holder or Holders offer to the Trustee reasonable security or indemnity against any loss, liability or expense satisfactory to the Trustee;

          (4) the Trustee does not comply with the request within 30 days after receipt of the notice, the request and the offer of security or indemnity; and

          (5) the Holders of 66 2/3% of the aggregate principal amount of the Securities at the time outstanding do not give the Trustee a direction inconsistent with the request during such 30-day period.

          A Securityholder may not use this Indenture to prejudice the rights of any other Securityholder or to obtain a preference or priority over any other Securityholder.

          SECTION 7.07. RIGHTS OF HOLDERS TO RECEIVE PAYMENT. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of the principal amount, premium, if any, or interest, in respect of the Securities held by such Holder, on or after the respective due dates expressed in the Securities, any Redemption Date, any Change in Control Payment Date or any Excess Proceeds Offer Payment Date, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected adversely without the consent of each such Holder.

          SECTION 7.08. COLLECTION SUIT BY TRUSTEE. If an Event of Default described in Section 7.01(i) hereof occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount owing with respect to the Securities and the amounts provided for in Section 8.07 hereof.

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

          SECTION 7.09. TRUSTEE MAY FILE PROOFS OF CLAIM. In connection with any judicial proceeding relative to the Company, its creditors or its property, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise:

          (1) to file and prove a claim for the whole amount of the principal amount, premium, if any, and interest on the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding; and

          (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 8.07 hereof.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

          SECTION 7.10. PRIORITIES. If the Trustee collects any money pursuant to this Article 7, it shall pay out the money in the following order:

          FIRST:  to the Trustee for amounts due under Section 8.07 hereof;

          SECOND: to Securityholders for amounts due and unpaid on the Securities for the principal amount, Redemption Price or interest, if any, as the case may be, ratably, without preference or priority of any kind, according to such amounts due and payable on the Securities; and

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

          THIRD:  the balance, if any, to the Company.

          The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 7.10.

          SECTION 7.11. UNDERTAKING FOR COSTS. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant (other than the Trustee) in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 7.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section
7.07 hereof or a suit by Holders of more than 10% in aggregate principal amount of the Securities at the time outstanding.


                                    ARTICLE 8
                                     TRUSTEE

          SECTION 8.01.  DUTIES OF TRUSTEE.

          (1) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (2)  Except during the continuance of an Event of Default:

               (A) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others; and

               (B) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture.

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

                    However, in the case of any such certificate or opinion which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

          (3) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

               (A)  this paragraph (3) does not limit the effect of paragraph
                    (2) of this Section 8.01;

               (B) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

               (C) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 7.05 hereof.

          (4) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (1), (2), (3) and (5) of this Section 8.01 and
Section 8.02.

          (5) The Trustee shall be under no obligation to perform any duty or to exercise any of the rights or powers vested in it by this Indenture or to extend or risk its own funds or otherwise incur any financial liability at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security and indemnity satisfactory to it against any loss, liability or expense which might be incurred by it in compliance with such request or direction.

          (6) Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall not be liable for the payment of any interest on any money deposited with it except to the extent agreed upon with the Company in writing.

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

          SECTION 8.02.  RIGHTS OF TRUSTEE.

          (1) Subject to Section 8.01(2)(B), the Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

          (2) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate and an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate and Opinion of Counsel.

          (3) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

          (4) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it by the Indenture.

          (5) The Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

          SECTION 8.03. INDIVIDUAL RIGHTS OF TRUSTEE. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent or Registrar may do the same with like rights. However, the Trustee must comply with Sections 8.10 and
8.11 hereof.

          SECTION 8.04. TRUSTEE'S DISCLAIMER. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities. It shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement in any registration statement for the Securities under the Securities Act (other than statements contained in any Form T-1 filed with the SEC under the TIA) or in this Indenture or the Securities (other than its certificate of authentication), or solely in its capacity as Trustee the determina-

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

tion as to which beneficial owners are entitled to receive any notices hereunder.

          SECTION 8.05. NOTICE OF DEFAULTS. If a Default or Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to the Securityholders, as their names and addresses appear on the Register, notice of the Default within 90 days after it becomes known to the Trustee unless such Default shall have been cured or waived. Except in the case of a Default described in Section 7.01(i) hereof, the Trustee may withhold such notice if and so long as a committee of Trust Officers in good faith determines that the withholding of such notice is in the interests of Securityholders. The second sentence of this Section 8.05 shall be in lieu of the proviso to Section 315(b) of the TIA and said proviso is hereby expressly excluded from this Indenture, as permitted by the TIA.

          SECTION 8.06. REPORTS BY TRUSTEE TO HOLDERS. Within 60 days after each April 15 beginning with April 15, 1995, the Trustee shall mail to each Securityholder a brief report dated as of such April 15 in accordance with and to the extent required under Section 313(a) of the TIA. The Trustee shall also comply with the reporting requirements of Section 313(b) of the TIA, to the extent applicable. All reports sent by the Trustee pursuant to this Section
8.06 will be sent in compliance with Section 313(b) of the TIA.

          A copy of each report at the time of its mailing to Securityholders shall be filed with the Company, the SEC and each stock exchange on which the Securities are listed, if any. The Company agrees to promptly notify the Trustee whenever the Securities become listed on any stock exchange and of any delisting thereof.

          SECTION 8.07.  COMPENSATION AND INDEMNITY.  The Company agrees:

          (1) to pay to the Trustee from time to time such reasonable compensation as shall be agreed in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and

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

the expenses, disbursements and advances of its agents and counsel), including all reasonable expenses, disbursements and advances incurred or made by the Trustee in connection with any membership on any creditor's committee, except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee in its capacity as such, and, in such capacity, its officers and directors for, and to hold it harmless against, any and all loss, liability or expense, incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          The Trustee shall have a claim and lien prior to the Securities as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 8.07, except with respect to funds held in trust for the payment of principal of, premium, if any, or interest on particular Securities.

          The Company's payment obligations pursuant to this Section 8.07 are not subject to Article 11 of this Indenture and shall survive the discharge of this Indenture. When the Trustee renders services or incurs expenses after the occurrence of a Default specified in Section 7.01(iv) or Section 7.01(v) hereof, the compensation for services and expenses are intended to constitute expenses of administration under any Bankruptcy Law.

          SECTION 8.08. REPLACEMENT OF TRUSTEE. The Trustee may resign by so notifying the Company in writing at least 30 days prior to the date of the proposed resignation; provided, however, no such resignation shall be effective until a successor Trustee has accepted its appointment pursuant to this Section
8.08. The Holders of at least 66 2/3% in aggregate principal amount of the Securities at the time outstanding may remove the Trustee by so notifying the Trustee and the Company in writing and may appoint a successor Trustee subject to the consent of the Company. The Trustee shall resign and Company may remove the Trustee if:

          (1)  the Trustee fails to comply with Section 8.10 hereof;

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

          (2) the Trustee is adjudged bankrupt or insolvent or an order of relief is entered with respect to the Trustee under any Bankruptcy Law;

          (3) a Custodian, receiver or public officer takes charge of the Trustee or its property; or

          (4)  the Trustee otherwise becomes incapable of acting.

          If the Trustee resigns or is removed or if a vacancy exists in the office of the Trustee for any reason, the Company shall promptly appoint a successor Trustee.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. Subject to payment of all amounts owing to the Trustee under Section 8.07 hereof and subject further to its lien under Section 8.07, the retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee.

          If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 66 2/3% in aggregate principal amount of the Securities at the time outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          If the Trustee fails to comply with Section 8.10 hereof, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          SECTION 8.09. SUCCESSOR TRUSTEE BY MERGER. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets (including this Trusteeship) to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

          SECTION 8.10. ELIGIBILITY; DISQUALIFICATION. The Trustee shall at all times satisfy the requirements of TIA Section 310(a)(1). The Trustee shall have a combined capital and surplus of at least $50,000,000 or such other amount

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

as required by the TIA hereafter, as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b). In determining whether the Trustee has conflicting interests as defined in TIA
Section 310(b)(1), the provisions contained in the proviso to TIA Section 310(b)(1) shall be deemed incorporated herein. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in Section 8.08.

          SECTION 8.11. PREFERENTIAL COLLECTION OF CLAIMS AGAINST THE COMPANY. If and when the Trustee shall be or become a creditor of the Company (or any other obligor under the Securities), the Trustee shall be subject to the provisions of the TIA regarding the collection of claims against the Company (or any such other obligor). If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in Section 8.08.


                                    ARTICLE 9
                             DISCHARGE OF INDENTURE;
                       DEFEASANCE AND COVENANT DEFEASANCE

          SECTION 9.01. LEGAL TERMINATION. This Indenture shall cease to be of further effect (except that the Company's obligations under Section 8.07 and the Trustee's and Paying Agent's obligations under Section 9.07 shall survive), when all Securities previously authenticated and delivered (other than destroyed, lost or stolen Securities which have been replaced or paid) have been delivered to the Trustee for cancellation and the Company has paid all sums payable by it hereunder.

          SECTION 9.02. COMPANY'S OPTION TO EFFECT LEGAL DEFEASANCE OR COVENANT DEFEASANCE. The Company may, at its option at any time, elect to have either
Section 9.03 or Section 9.04 applied to the outstanding Securities upon compliance with the conditions set forth below in this Article 9.

          SECTION 9.03. LEGAL DEFEASANCE AND DISCHARGE. Upon the Company's exercise of the option provided in Section 9.02 applicable to this Section 9.03, the Company and the Guarantors shall be deemed to have been discharged from their obligations with respect to the outstanding Securities (other than those specified below), on the date the condi-

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

tions set forth below are satisfied (hereinafter "legal defeasance"). For this purpose, such legal defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Securities, which shall thereafter be deemed to be "outstanding" only for the purposes of the sections of, and matters under, this Indenture referred to in clauses (A) and (B) below and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 9.05(i) and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 2.03, 2.06 and 2.07, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder, and (D) this Article 9. Subject to compliance with this Article 9, the Company may exercise its option under this
Section 9.03 notwithstanding the prior exercise of its option under Section
9.04.

          SECTION 9.04. COVENANT DEFEASANCE. Upon the Company's exercise of the option provided in Section 9.02 applicable to this Section 9.04, (i) the Company and the Guarantors shall be released from their respective obligations under Articles 3, 5 and 6 hereof and (ii) the occurrence of an event specified in Section 7.01 with respect to any of the provisions of Articles 3, 5 or 6 hereof shall not be deemed to be an Event of Default on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance").

          SECTION 9.05. CONDITIONS TO LEGAL DEFEASANCE OR COVENANT DEFEASANCE. The following shall be the conditions to application of either Section 9.03 or
Section 9.04 to the then outstanding Securities and Guarantees:

          (i) the Company must have irrevocably deposited with the Trustee, in trust, for the benefit of the Holders of the Securities, Cash in U.S. dollars, U.S. Government Obligations, or a combination thereof, in such amounts as will be sufficient, in the written opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, and interest on the outstanding Securities on the Stated Maturity of the Securities

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or upon redemption and have irrevocably instructed the Trustee to apply such money or the proceeds of such U.S. Governmental Obligations to the payment of said principal, premium, if any, and interest with respect to the Securities;
(ii) the Company shall have delivered to the Trustee an Opinion of Counsel stating that the Holders of the outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred and, in the case of legal defeasance, stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (B) since the Closing Date there has been a change in the applicable federal income tax laws or regulations, or (C) there exists controlling precedent to such effect; (iii) no Default or Event of Default shall have occurred and be continuing on the date of such deposit; (iv) such defeasance shall not result in a breach or violation of or constitute a default under any material agreement or instrument to which the Company is a party or by which it is bound; and (v) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to such defeasance have been satisfied.

          After such irrevocable deposit made pursuant to this Section 9.05 and satisfaction of the other applicable conditions set forth in this Section 9.05, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under this Indenture except for those surviving obligations specified above.

          The Trustee shall hold in trust money or U.S. Governmental Obligations deposited with it pursuant to this Section 9.05. It shall apply the deposited money and the money from the U.S. Governmental Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of, premium, if any, and interest on the Securities.

          SECTION 9.06. REINSTATEMENT. If the Trustee or Paying Agent is unable to apply any money in accordance with Section 9.03 or Section 9.04 by reason of any legal proceeding or of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article 9

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until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with this Article 9; provided, however, that if the Company makes any payment of interest on or principal of any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

          SECTION 9.07. REPAYMENT TO THE COMPANY. Subject to Section 8.07, the Trustee and the Paying Agent shall promptly pay to the Company upon written request any excess money or U.S. Government Obligations or both held by them at any time. The Trustee and the Paying Agent shall return to the Company upon written request any money or U.S. Government Obligations held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years after the date upon which such payment shall have become due; provided, however, that the Trustee or such Paying Agent, before being required to make such return, may, in the name and at the expense of the Company, cause to be published once in THE WALL STREET JOURNAL or another daily newspaper of national circulation or mail to each such Holder notice that such money or U.S. Government Obligations remain unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing or publication, any unclaimed money or U.S. Government Obligations, or both, then remaining will be returned to the Company. After the unclaimed monies or U.S. Government Obligations are returned to the Company, Holders entitled to the money or proceeds of the U.S. Government Obligations must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money or U.S. Government Obligations shall cease.


                                   ARTICLE 10
                                   AMENDMENTS

          SECTION 10.01. WITHOUT CONSENT OF HOLDERS. From time to time, the Company, the Guarantors and the Trustee, and when required pursuant to Section 5.09, a Subsidiary, without notice to or the consent of the Holders of the Securities issued hereunder, may amend or supplement this Indenture or the Securities as follows:

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          (1)  to cure any ambiguity, defect or inconsistency;

          (2)  to comply with Article 6 hereof; or

          (3) to provide for certificated or uncertificated Securities in addition to or in place of uncertificated or certificated Securities; or

          (4) to make any other change that does not adversely affect the rights of any Securityholder;

          (5) to supplement this Indenture to provide for additional Guarantors; or


          (6) to comply with any requirement of the SEC in connection with the qualification of this Indenture or the Trustee under the TIA.

          SECTION 10.02. WITH CONSENT OF HOLDERS. With the written consent of the Holders of at least 66 2/3% of the aggregate principal amount of the Securities at the time outstanding, the Company, the Guarantors and the Trustee may amend or supplement this Indenture or the Securities or may waive any existing Default or future compliance by the Company with any provisions of this Indenture or the Securities (other than a continuing Default or Event of Default in the payment of principal or interest on any Security). However, without the consent of each Securityholder affected, a waiver or an amendment to this Indenture or the Securities may not (with respect to any Securities held by a non-consenting Holder of Securities):

          (1) reduce the percentage of principal amount of the Securities whose Holders must consent to an amendment or waiver; or

          (2) make any change to the Stated Maturity or the time or currency of payment of the principal of, premium, if any, or interest on, the Securities, or any Redemption Price thereof; or

          (3) make any change in Article 3 or Article 11 hereof that adversely affects the rights of any Holder of Securities or any change to any other Section hereof that adversely affects the rights of any Holder of Securities under Article 3 or Article 11 hereof; or

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          (4)  waive a default in the payment of the principal of, premium, if any, or interest on, any Security; or

          (5)  make any change in the provisions of Sections 5.07, 5.09, 5.14,
5.15 or 5.20 hereof; or

          (6)  make any change to Section 10.02 hereof.

          It shall not be necessary for the consent of the Holders under this
Section 10.02 to approve the particular form of any proposed amendment or supplement, but it shall be sufficient if such consent approves the substance thereof.

          In the event that certain Holders are willing to defer or waive certain obligations of the Company or the Guarantors hereunder with respect to Securities held by them, such deferral or waiver shall not be deemed to affect any other Holder who receives the subject payment or performance in a timely manner.

          After an amendment or waiver under this Section 10.02 becomes effective, the Company promptly shall mail or cause to be mailed to each Holder a notice briefly describing the amendment or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment or waiver.

          SECTION 10.03. COMPLIANCE WITH TRUST INDENTURE ACT. Every amendment to this Indenture or the Securities shall be set forth in a supplemental indenture executed pursuant to this Article 10 which shall comply with the TIA.

          SECTION 10.04. REVOCATION AND EFFECT OF CONSENTS, WAIVERS AND ACTIONS. Until an amendment, supplement, waiver or other action by Holders becomes effective, a consent to it or any other action by a Holder of a Security hereunder is a continuing consent by the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same obligation as the consenting Holder's Security, even if notation of the consent, waiver or action is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent, waiver or action as to such Holder's Security or portion of the Security if the Trustee receives notice of revocation before the consent of the requisite aggregate principal amount of the Securities then outstanding has been obtained and becomes effective. After an amendment, supplement, waiver or action

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becomes effective, it shall bind every Securityholder, except as provided in
Section 10.02 hereof.

          The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement, or waiver. If a record date is fixed, then, notwithstanding the first two sentences of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date, unless consents from Holders of the aggregate principal amount of Securities required hereunder for such amendment, supplement or waiver to be effective shall have also been given and not revoked within such 90 day period.

          SECTION 10.05. NOTATION ON OR EXCHANGE OF SECURITIES. Securities authenticated and made available for delivery after the execution of any supplemental indenture pursuant to this Article 10 may, and shall, if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and made available for delivery by the Trustee in exchange for outstanding Securities.

          SECTION 10.06. TRUSTEE TO SIGN SUPPLEMENTAL INDENTURES. Upon the request of the Company, the Trustee shall join with the Company in the execution of any amendment or supplemental indenture authorized or permitted by the terms of this Indenture but the Trustee shall not be obligated to execute any such amendment or supplemental indenture which affects its own rights, duties, liabilities or immunities under this Indenture or otherwise. In signing such amendment or supplemental indenture the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officers' Certificate and Opinion of Counsel stating that such amendment or supplemental indenture is authorized or permitted by this Indenture.

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          SECTION 10.07.  EFFECT OF AMENDMENTS AND SUPPLEMENTAL INDENTURES. Upon
the execution of any amendment or supplemental indenture under this Article 10, this Indenture shall be modified in accordance therewith, and such amendment or supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and made available for delivery hereunder shall be bound thereby.


                                   ARTICLE 11
                                  SUBORDINATION

          SECTION 11.01. AGREEMENT TO SUBORDINATE. The Company agrees, and each Securityholder by accepting a Security agrees, that the Indebtedness evidenced by the Securities (including, without limitation, principal, premium, if any, and interest) is subordinated in right of payment, to the extent and in the manner provided in this Article 11, to the prior payment in full of all Senior Indebtedness, and that the subordination is for the benefit of the holders of the Senior Indebtedness.

          For purposes of this Indenture, including without limitation this
Section 11.01, "Senior Indebtedness" means the principal of and premium, if any, and interest on (such interest on Senior Indebtedness, wherever referred to in this Indenture, being deemed to include interest accruing after the filing of a petition initiating any proceeding pursuant to any bankruptcy law in accordance with and at the rate (including any rate applicable upon any default or event of default, to the extent lawful) specified in any document evidencing the Senior Indebtedness, whether or not the claim for such interest is allowed as a claim after such filing in any proceeding under such bankruptcy law) and other amounts (including, but not limited to, fees, expenses, reimbursement obligations in respect of letters of credit and indemnities) due or payable from time to time on or in connection with any Indebtedness of the Company or any of its Restricted Subsidiaries incurred pursuant to the first paragraph of Section 5.08 or permitted under clauses (i), (ii), (iv), (vi), (vii), (viii), (x) and (xiii) of the second paragraph of Section 5.08, in each case whether outstanding on the Closing Date or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Securities. Notwithstanding anything to

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

the contrary in the foregoing, Senior Indebtedness shall not include (a) any Indebtedness of the Company to any of its Subsidiaries or other Affiliates, (b) any Indebtedness incurred after the Closing Date that is contractually subordinated in right of payment to any Senior Indebtedness, and (c) amounts owed (except to banks and other financial institutions) for goods, materials or services purchased in the ordinary course of business or for compensation to employees.

          SECTION 11.02. LIQUIDATION; DISSOLUTION; BANKRUPTCY. Upon any payment or distribution of assets or securities of the Company (i) in bankruptcy, reorganization, insolvency, receivership or similar case or proceeding relating to the Company or its property, (ii) upon an assignment for the benefit of creditors or any marshalling of the assets and liabilities of the Company, or (iii) upon distribution to creditors of the Company in a liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, holders of Senior Indebtedness shall be entitled to receive payment in full of all obligations in respect of all Senior Indebtedness before Securityholders shall be entitled to receive any direct or indirect payment or distribution of assets of the Company of any kind or character of principal of, premium, if any, or interest on, the Securities, or on account of any purchase, defeasance, or other acquisition of Securities (other than amounts already deposited for defeasance or redemption pursuant to applicable provisions of this Indenture) by the Company, any Subsidiary, the Trustee or any Paying Agent (excluding securities of the Company or any other corporation that are equity securities or are subordinated to the payment of all Senior Indebtedness at least to the extent provided in this Article 11 with respect to the Securities; such securities are hereinafter collectively referred to as "Permitted Junior Securities").

          For purposes of this Article 11, a distribution may consist of Cash, securities or other assets (excluding Permitted Junior Securities), by set-off or otherwise.

          The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in
Article 6 hereof shall not be deemed a dissolution, winding up, liquidation or reorganization or

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

similar proceeding, for the purposes of this Section 11.02 if the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer comply with the conditions set forth in Article 6 hereof.

          Any payment or distribution of assets of the Company of any kind or character, whether in Cash, property or securities (excluding Permitted Junior Securities), by set-off or otherwise, to which the Holders of the Securities or the Trustee would be entitled but for the provisions of this Article 11, shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or to the trustee under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued (pro rata as to each such holder, representative or trustee on the basis of the respective amounts of unpaid Senior Indebtedness held or represented by each), to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness.

          SECTION 11.03. DEFAULT ON SPECIFIED SENIOR INDEBTEDNESS. Upon the final maturity of any principal and interest on Specified Senior Indebtedness by lapse of time, acceleration (unless waived, rescinded or annulled) or otherwise, all principal thereof and accrued and unpaid interest thereon and all accrued and unpaid expenses, fees and other amounts in respect thereof shall first be paid in full in Cash, or such payment duly provided for in Cash or in a manner otherwise satisfactory to the holders of such Specified Senior Indebtedness, before any direct or indirect payment or distribution of assets of the Company of any kind or character (excluding Permitted Junior Securities) is made on account of principal of, premium, if any, or interest on the Securities or on account of any purchase, defeasance or other acquisition of Securities (other than amounts already deposited for defeasance or redemption pursuant to applicable provisions of this Indenture).

          The Company may not directly or indirectly pay principal of, premium, if any, or interest on, the Securities, or on account of the purchase, defeasance or

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

other acquisition of the Securities (other than amounts already deposited for defeasance or redemption pursuant to applicable provisions of this Indenture) for Cash or property (in each case, excluding Permitted Junior Securities) if
(i) a default in the payment of principal of or interest on any Specified Senior Indebtedness or in the payment of any letter of credit commission under the New Credit Agreement occurs and is continuing that permits, or upon the lapse of time would permit, the holders (or their agent) of such Specified Senior Indebtedness to accelerate its maturity or the maturity of which has been accelerated (a "Payment Default"); or (ii) a default, other than a Payment Default, on any Specified Senior Indebtedness occurs and is continuing that permits the holders (or the agent) of such Specified Senior Indebtedness to accelerate its maturity (a "Non-Payment Default"), and such default is either the subject of judicial proceedings or the Trustee or the Paying Agent receives a notice of the default from an agent or representative of a holder of Specified Senior Indebtedness.

          The Trustee or the Paying Agent shall resume payments on the Securities and the Company may acquire them upon the earlier of (a) in the case of Payment Default, the date such Payment Default is cured or waived, or (b) in the case of a Non-Payment Default, the 179th day after receipt of notice of the default if the default is not the subject of judicial proceedings, if otherwise permitted under the terms of this Indenture at that time. During any consecutive 360-day period, only one such 179-day period may commence during which payment of principal of or interest on the Securities may not be made. No Non-Payment Default with respect to Specified Senior Indebtedness which existed or was continuing on the date of the commencement of any such 179-day period will be, or can be, made the basis for the commencement of a second such 179-day period, whether or not within a period of 360 consecutive days, unless such default has been cured or waived for a period of not less than 90 consecutive days.

          SECTION 11.04. NO SUSPENSION OF REMEDIES. A Payment Default or Non-Payment Default with respect to Specified Senior Indebtedness does not suspend the rights of the Trustee or the Holders to accelerate the maturity thereof pursuant to Section 7.02 hereof, or, subject to the rights of holders of Senior Indebtedness under Section 11.05 hereof, to pursue any other rights or remedies hereunder or under applicable law.

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

          SECTION 11.05. WHEN DISTRIBUTION MUST BE PAID OVER. In the event that, notwithstanding the foregoing, any payment or distribution of assets of any kind or nature (excluding Permitted Junior Securities) of the Company is received by the Trustee in respect of the Securities at a time when such payment or distribution is prohibited by Section 11.02, 11.03 or 11.04 hereof, such payment or distribution, as the case may be, shall be held by the Trustee, in trust for the benefit of, and shall be promptly paid forthwith over and delivered to, the holders of Senior Indebtedness (pro rata as to each of such holders on the basis of the respective amounts of Senior Indebtedness held by them) or their representative, as their respective interests may appear, for application to the payment of all Senior Indebtedness in full in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

          If a payment or distribution is made to Securityholders that because of this Article 11 should not have been made to them, the Securityholders who receive the payment or distribution shall hold the payment or distribution (excluding Permitted Junior Securities) in trust for the benefit of, and shall be promptly paid forthwith over and delivered to, the holders of Senior Indebtedness (pro rata as to each of such holders on the basis of the respective amounts of Senior Indebtedness held by them) or their representative, as their respective interests may appear, for application to the payment of all Senior Indebtedness in full in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

          With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform only such covenants and obligations on the part of the Trustee as are specifically set forth in this Article 11, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness.

          SECTION 11.06. NOTICE BY THE COMPANY. The Company shall promptly notify the Trustee and the Paying Agent of any facts known to the Company that would cause a payment or distribution on the Securities to violate this Article 11, but failure to give such notice shall not affect the subordination of the Securities to the Senior Indebtedness provided in this Article 11. Nothing in this Article 11

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

shall apply to claims of, or payments to, the Trustee under or pursuant to
Section 8.07 hereof.

          SECTION 11.07. SUBROGATION. After all Senior Indebtedness is paid in full in Cash or, at the option of the holders of Senior Indebtedness, Cash Equivalents and until the Securities are paid in full, Securityholders shall be subrogated to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to Securityholders have been applied to the payment of Senior Indebtedness.

          SECTION 11.08. RELATIVE RIGHTS. This Article 11 defines the relative rights of Securityholders and holders of Senior Indebtedness. Nothing in this Indenture shall:

          (1) impair, as between the Company and Securityholders, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Securities in accordance with their terms;

          (2) affect the relative rights of Securityholders and creditors of the Company other than holders of Senior Indebtedness; or

          (3) prevent the Trustee or any Securityholder from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders of Senior Indebtedness under this Article 11.

          Subject to this Section, if the Company fails because of this
Article 11 to pay principal of or interest on a Security on the due date, the failure is still a Default or Event of Default.

          The provisions of this Article 11 shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any Senior Indebtedness is rescinded or must otherwise be returned by any holder of Senior Indebtedness upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

          SECTION 11.09. NO WAIVER OF SUBORDINATION PROVISIONS. No right of any holder of Senior Indebtedness to enforce the subordination of the Indebtedness evidenced by the Securities shall at any time in any way be prejudiced or impaired by any act or failure to act by the Company or by

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

its failure to comply with this Indenture or by any act or failure to act, in good faith, by such holder of Senior Indebtedness, regardless of any knowledge thereof which such holder may have or otherwise be charged with.

          The holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities and without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article 11 or the obligations hereunder of the parties to this Indenture or of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any document, instrument or agreement evidencing the same or under which Senior Indebtedness is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (3) release any Person liable in any manner for the collection or payment of Senior Indebtedness; (4) exercise or refrain from exercising or waive any rights against the Company or any other Person; and (5) otherwise deal freely with the Company and each Guarantor. No provision in any supplemental indenture which affects the superior position of the holders of Senior Indebtedness will be effective against the holders of Senior Indebtedness who have not consented thereto.

          SECTION 11.10. DISTRIBUTION OR NOTICE TO REPRESENTATIVE. Whenever a payment or distribution is to be made or a notice given to holders of Senior Indebtedness, the payment or distribution may be made and the notice given to their representative.

          Upon any payment or distribution of assets of the Company referred to in this Article 11, the Trustee and the Securityholders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of the representative of holders of Senior Indebtedness or of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Securityholders for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 11.

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          SECTION 11.11.  RIGHTS OF TRUSTEE AND PAYING AGENT.  The Trustee or
Paying Agent shall not at any time be charged with the knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee unless and until the Trustee or Paying Agent shall have received written notice thereof from the Company or any holders (or the agent) of Specified Senior Indebtedness; and, prior to the receipt of any such written notice, the Trustee or Paying Agent shall be entitled to assume conclusively that no such facts exist. Notwithstanding the provisions of this Article 11, or any other provisions of this Indenture, unless at least one Business Day prior to the date on which by the terms of this Indenture any monies are to be deposited by the Company with the Trustee or any Paying Agent (whether or not in trust) for any purpose (including, without limitation, the payment of either the principal of or the interest on any Security), the Trustee or Paying Agent shall have received with respect to such monies the notice provided for in the preceding sentence, the Trustee or Paying Agent shall have full power and authority to receive such monies and shall be entitled to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date. The foregoing shall not apply to the Paying Agent if the Company is acting as Paying Agent. Nothing contained in this Section 11.11 shall limit the rights of the holders of Senior Indebtedness under Section 11.05 hereof.

          Any notice required or permitted to be given to the Trustee by a holder of Senior Indebtedness shall be in writing and shall be sufficient for every purpose hereunder if in writing and either (i) sent via facsimile to the Trustee at (212) 658-6425 or at any other facsimile number furnished in writing to such holder of Senior Indebtedness by the Trustee, the receipt of which shall be confirmed via telephone at (212) 658-6553 or any other telephone number furnished in writing to such holder of Senior Indebtedness by the Trustee, or
(ii) mailed, first-class postage prepaid, or sent by overnight carrier, to the Trustee addressed to it at the address specified in Section 12.02 hereof or at any other address furnished in writing to such holder of Senior Indebtedness by the Trustee.

          The Trustee in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not Trustee.

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          SECTION 11.12.  AUTHORIZATION TO EFFECT SUBORDINATION.  Each Holder of
a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article 11, and appoints the Trustee as attorney-in-fact for any and all purposes.

          If a proper claim or proof of debt in the form required in any bankruptcy, insolvency or receivership proceeding in respect of the Company or any Guarantor is not filed by or on behalf of all Holders prior to 30 days before the expiration of the time to file such claims or proofs, then the holders or a representative of any Senior Indebtedness are hereby authorized, and shall have the right (without any duty), to file an appropriate claim for and on behalf of the Holders.

          SECTION 11.13.  MISCELLANEOUS.

          (a) All rights and interests under this Article 11 of the holders of Specified Senior Indebtedness and other Senior Indebtedness, and all agreements and obligations of the Holders, the Trustee and the Company under this
Article 11, shall remain in full force and effect irrespective of:

               (i) any lack of validity or enforceability of the New Credit Agreement, the notes or security instruments issued pursuant thereto or any other agreement or instrument relating thereto;

              (ii) any exchange, release or non-perfection of any Lien securing Senior Indebtedness, or any release, amendment, modification or waiver of or addition or supplement to, or deletion from, or compromise, release, consent or other action in respect of, any of the terms of any Senior Indebedness (including the New Credit Agreement), or any guaranty or security agreement for all or any of the Senior Indebtedness;

             (iii) any exercise or nonexercise by the holder of any Senior Indebtedness or any representative thereof of any right, power, privilege or remedy under or in respect of such Senior Indebtedness, or any waiver of any such right, power, privilege or remedy or of any default in respect of such Senior Indebtedness; or

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

              (iv) any requirement to provide any notice, whether by statute, rule of law or otherwise, to preserve intact any rights of any holder of any Senior Indebtedness against the Company, including, without limitation, any demand, presentment and protest, proof of notice of nonpayment under any document evidencing any Senior Indebtedness, and notice of any failure on the part of the Company to perform and comply with any covenant, agreement, term or condition of any document evidencing the Senior Indebtedness;

               (v) any requirement of diligence on the part of any holder of any of the Senior Indebtedness;

              (vi) any requirement on the part of any holder of any Senior Indebtedness to mitigate damages resulting from any default under such Senior Indebtedness;

             (vii) any requirement to provide any notice of any matter referred to above in this Section 11.13 or any sale, transfer or other disposition of any Senior Indebtedness by any holder thereof; and

            (viii) any other circumstance that might otherwise constitute a defense available to, or a discharge of the Company in respect of Senior Indebtedness or the Trustee in respect of this Indenture.

          (b) The provisions of this Article 11 constitute a continuing agreement and shall (i) remain in full force and effect until the Senior Indebtedness shall have been paid in full, (ii) be binding upon the Holders and the Trustee, the Company and their successors and assigns, and (iii) inure to the benefit of and enforceable by each other holder of Specified Senior Indebtedness and Senior Indebtedness and their successors, transferees and assigns.


                                   ARTICLE 12
                                  MISCELLANEOUS

          SECTION 12.01. TRUST INDENTURE ACT CONTROLS. If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by operation of subsection (c) of Section 318 of the TIA, the imposed duties shall control. The provisions of Sections 310 to 317, inclusive, of the TIA that impose duties on any Person (including provisions automatically deemed included in an indenture unless

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the indenture provides that such provisions are excluded) are a part of and govern this Indenture, except as, and to the extent, expressly excluded from this Indenture, as permitted by the TIA.

          SECTION 12.02. NOTICES. Any notice or communication shall be in writing and delivered in Person or mailed by first-class mail, postage prepaid, addressed as follows:

          if to the Company:

          Charter Medical Corporation
          577 Mulberry Street
          Macon, Georgia  31298

          Attention:  Treasurer
          Telecopy Number:  912 751-2375

          if to the Guarantors:

          c/o  Charter Medical Corporation
          577 Mulberry Street
          Macon, Georgia  31298

          Attention:  Treasurer
          Telecopy Number:  912 751-2375

          if to the Trustee:

          Marine Midland Bank
          140 Broadway, 12th Floor
          New York, New York 10015

          Attention:  Corporate Trust Department
          Telecopy Number:  212 658-6425

          The Company, the Guarantors or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications. The Company shall notify the holder, if any, of Specified Senior Indebtedness of any such additional or different addresses of which the Company receives notice from the Guarantors or the Trustee.

          Any notice or communication given to a Securityholder shall be mailed to the Securityholder at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

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

          Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not received by the addressee.

          If the Company mails a notice or communication to the Securityholders, it shall mail a copy to the Trustee and each Registrar and Paying Agent.

          SECTION 12.03. COMMUNICATION BY HOLDERS WITH OTHER HOLDERS. Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar, the Paying Agent and anyone else shall have the protection of TIA Section 312(c).

          SECTION 12.04. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT. Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

          (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

          SECTION 12.05. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION. Each Officers' Certificate and Opinion of Counsel with respect to compliance with a covenant or condition provided for in this Indenture shall include:

          (1) a statement that each Person making such Officers' Certificate or Opinion of Counsel has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officers' Certificate or Opinion of Counsel are based;

          (3) a statement that, in the opinion of each such Person, he has made such examination or investigation as is necessary to enable such Person to express an informed opin-

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ion as to whether or not such covenant or condition has been complied with; and

          (4) a statement that, in the opinion of such Person, such covenant or condition has been complied with; provided, however, that with respect to matters of fact, an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

          SECTION 12.06. SEVERABILITY CLAUSE. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 12.07. RULES BY TRUSTEE, PAYING AGENT AND REGISTRAR. The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar and Paying Agent may make reasonable rules for their functions.

          SECTION 12.08. LEGAL HOLIDAYS. A "Legal Holiday" is any day other than a Business Day. If any specified date (including a date for giving notice) is a Legal Holiday, the action shall be taken on the next succeeding day that is not a Legal Holiday, and, if the action to be taken on such date is a payment in respect of the Securities, no principal, premium, if any, or interest installment shall accrue for the intervening period.

          SECTION 12.09. GOVERNING LAW. THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO INSTRUMENTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

          SECTION 12.10. NO RECOURSE AGAINST OTHERS. A director, Officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

          SECTION 12.11. SUCCESSORS. All agreements of the Company in this Indenture and the Securities shall bind its successors. All agreements of the Guarantors in this Inden-

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

ture shall bind their respective successors. All agreements of the Trustee in this Indenture shall bind its successor.

          SECTION 12.12. MULTIPLE ORIGINALS. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

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                                   SIGNATURES

          IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this Indenture on behalf of the respective parties hereto as of the date first above written.


Charter Medical Corporation

By /s/ Lawrence W. Drinkard
   -------------------------------------

     Name:  Lawrence W. Drinkard
           -----------------------------

     Title: Executive Vice President
           -----------------------------
            and Chief Financial Officer


Marine Midland Bank

By /s/ Frank J. Godino
   -------------------------------------

     Name:  Frank J. Godino
           -----------------------------
     Title: Asst. Corp. Trust Officer
           -----------------------------


The Guarantors listed on Exhibit F attached hereto

By  /s/ Charlotte A. Sanford
   -------------------------------------

     Name:  Charlotte A. Sanford
           -----------------------------
     Title: Treasurer
           -----------------------------
            for each of the Guarantors

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

[COMMON SEAL]

The Common Seal of
Charter Medical (Cayman Islands) Ltd.
was hereunto affixed in the presence of:


/s/ John C. McCauley
- ----------------------------------------
John C. McCauley
Director


/s/ Glenn A. McRae
- ----------------------------------------
Glenn A. McRae
Director





[COMMON SEAL]


The Common Seal of
Charter Medical International, Inc.
was hereunto affixed in the presence of:


/s/ John C. McCauley
- ----------------------------------------
John C. McCauley
Director


/s/ Glenn A. McRae
- ----------------------------------------
Glenn A. McRae
Director

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

          IN WITNESS WHEREOF, Charter Medical of England Limited has caused this instrument to be duly executed as a Deed and delivered by two of its Directors thereunto duly authorized as of the date first above written.




/s/ Charlotte A. Sanford
- ----------------------------------------
Charlotte A. Sanford
Director


/s/ James M. Filush
- ----------------------------------------
James M. Filush
Director

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